                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  X
                        ---
Filed by a Party other than the Registrant
                                           ---
Check the appropriate box:

     Preliminary Proxy Statement             Confidential, for Use of the
---                                      --- Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
 X   Definitive Proxy Statement
---
     Definitive Additional Materials
---
     Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
---

                         HEALTHPLAN SERVICES CORPORATION
                (Name of Registrant as Specified in Its Charter)

                                       N/A
    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

 X   No fee required.
---

     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
---

     (1)   Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2)   Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4)   Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5)   Total fee paid:

--------------------------------------------------------------------------------

     ___   Fee paid previously with preliminary materials:

--------------------------------------------------------------------------------

     ___   Check box if any part of the fee is offset as provided by Exchange
Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)   Amount previously paid:

     (2)   Form, Schedule or Registration Statement No.:

     (3)   Filing Party:

     (4)   Date Filed:

                         HealthPlan Services Corporation
                               3501 Frontage Road
                              Tampa, Florida 33607


--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                   TO BE HELD
                                   MAY 6, 1997
--------------------------------------------------------------------------------

To the Stockholders of

                         HEALTHPLAN SERVICES CORPORATION

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of HealthPlan Services Corporation, a Delaware corporation (the "Company"), will be held at The Centre Club, 123 South Westshore Boulevard, Tampa, Florida 33609 on Tuesday, May 6, 1997, at 11:00 a.m. local time, for the following purposes:

         (i) to elect thirteen (13) directors, each to hold office for the ensuing year or until his or her successor is duly elected and qualified, or until his or her earlier resignation or removal;

         (ii) to consider and act upon a proposal to adopt the Amended and Restated HealthPlan Services Corporation 1996 Employee Stock Option Plan;

         (iii) to consider and act upon a proposal to adopt the HealthPlan Services Corporation 1997 Directors Equity Plan; and

         (iv) to consider and act upon such other matters as may properly be brought before the meeting or any adjournment(s) thereof.

         The close of business on March 10, 1997 has been fixed as the date for the determination of stockholders entitled to notice of, and to vote at, the meeting or any adjournment(s) thereof. Only stockholders of record at such time will be so entitled to vote.

         Your attention is called to the accompanying Proxy Card and Proxy Statement.

         The Directors and Officers of the Company invite you to attend the meeting.

                                    By Order of the Board of Directors,


                                    /s/  Phillip S. Dingle
                                    --------------------------------------
Tampa, Florida                      PHILLIP S. DINGLE, Secretary
April 11, 1997


                               ----------------

Stockholders are cordially invited to attend the Annual Meeting. If you do not expect to be present at the meeting but wish your shares to be voted upon the matters to come before it, please fill in, date, and sign the accompanying Proxy Card, and return it promptly in the envelope enclosed for your convenience. No postage is necessary if mailed in the United States.

                         HEALTHPLAN SERVICES CORPORATION
                               3501 FRONTAGE ROAD
                              TAMPA, FLORIDA 33607
                                 (813) 289-1000

              ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MAY 6, 1997

                                 PROXY STATEMENT


                                  SOLICITATION

         The Board of Directors of HealthPlan Services Corporation (the "Company") hereby solicits proxies to be used at the Annual Meeting of Stockholders of the Company to be held at The Centre Club, 123 South Westshore Boulevard, Tampa, Florida 33609, on Tuesday, May 6, 1997 at 11:00 a.m. local time, and at any and all adjournments thereof, and this Proxy Statement is furnished in connection therewith. A proxy may be revoked at any time prior to its exercise by giving written notice of revocation to the Secretary of the Company at or before the Annual Meeting, by duly executing a subsequent proxy relating to the same number of shares, or by attending the Annual Meeting and voting in person. Directors, officers, and regular employees of the Company may, without additional compensation, solicit proxies in person or by telephone, personal interview, mail, or telegraph. The Company will also make arrangements with brokerage houses, as well as other custodians, nominees, and fiduciaries that are record holders of the Company's Common Stock, to forward proxy soliciting material to the beneficial owners of shares of the Company's Common Stock. The Company will reimburse such record holders for their reasonable expenses incurred in such activities. The cost of solicitation of proxies will be borne by the Company.

         It is anticipated that this Proxy Statement and accompanying notice and proxy card, as well as the Company's Annual Report, will be mailed to the stockholders of the Company on or about April 11, 1997.


                                VOTING SECURITIES

         The Company has only one class of voting securities outstanding, its Common Stock, $.01 par value per share, of which 14,991,126 shares were outstanding as of March 10, 1997. Each share entitles its holder to one vote. Only stockholders of record at the close of business on March 10, 1997 will be entitled to vote at the Annual Meeting or at any and all adjournments thereof.


         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         To the best knowledge of the Company based on information filed with the Securities and Exchange Commission and information provided directly to the Company by the persons and entities named below, the following table sets forth the beneficial ownership of the Company's Common Stock, as of March 10, 1997, by: (i) each holder of more than five percent of the Company's Common Stock;
(ii) each current director and nominee for director of the Company; (iii) the Chief Executive Officer of the Company and the Company's four other most highly compensated executive officers; and (iv) the directors and executive officers of the Company as a group. Except as otherwise indicated, each stockholder named below has sole investment and voting power with respect to shares beneficially owned by such stockholder.

                                                                           SHARES BENEFICIALLY
NAME AND ADDRESS                                                               OWNED AS OF           PERCENT
OF BENEFICIAL OWNER                      POSITION WITH COMPANY                MARCH 10, 1997         OF CLASS
-------------------                      ---------------------                --------------         --------
James K. Murray, Jr                      President, Chief Executive              963,559(1)             6.4%
3501 Frontage Road                       Officer, and Director
Tampa, Florida 33607-3599

                                                                           SHARES BENEFICIALLY
NAME AND ADDRESS                                                               OWNED AS OF           PERCENT
OF BENEFICIAL OWNER                      POSITION WITH COMPANY                MARCH 10, 1997         OF CLASS
-------------------                      ---------------------                --------------         --------
William L. Bennett                       Chairman of the Board and               245,070(2)             1.6%
15 Pleasant Street Connector             Director
Framingham, Massachusetts 01701

Joseph A. Califano, Jr                   Director                                 16,050(3)               *
152 W. 57th St. - 12th Floor
New York, New York 10019

James F. Carlin, Jr                      Director                                 13,270(4)               *
233 W. Central Street
Natick, Massachusetts 01760

Joseph S. DiMartino                      Director                                 12,800(5)               *
667 Madison Ave
25th Floor
New York, New York 10021

John R. Gunn                             Director                                 16,050(3)               *
1275 York Ave
New York, New York 10021

Charles H. Guy, Jr                       Director                                537,861(6)             3.6%
205 S. Hoover, Suite 204
Tampa, Florida 33609

Nancy Kane, D.B.A                        Director                                 16,050(3)               *
677 Huntington Ave
Boston, Massachusetts 02115

David Nierenberg                         Director                                150,735(7)             1.0%
19605 N. E. 8th St
Camas, Washington 98607

James G. Niven                           Director                                 16,050(8)               *
1334 York Avenue
New York, New York 10021

Samuel F. Pryor, IV                      Director                                 96,362(9)               *
645 Madison Ave. - 22nd Floor
New York, New York 10022

Trevor G. Smith                          Director                                260,935(10)            1.7%
777 Harbor Island Blvd., Suite 760
Tampa, Florida 33602

Arthur F. Weinbach                       Director                                  2,400(11)              *
One ADP Boulevard
Roseland, NJ 07068-1728

Holyoke L. Whitney                       Director                                124,400(4)               *
40 Grove Street, Suite 320
Wellesley, Massachusetts 02181

                                                                           SHARES BENEFICIALLY
NAME AND ADDRESS                                                               OWNED AS OF           PERCENT
OF BENEFICIAL OWNER                      POSITION WITH COMPANY                MARCH 10, 1997         OF CLASS
-------------------                      ---------------------                --------------         --------
Richard M. Bresee                        Chief Operating Officer                  59,500(12)              *
3501 Frontage Road                       - Health Care Alliances
Tampa, Florida 33607-3599

Timothy T. Clifford                      Chief Operating Officer                  45,043(13)              *
15 Pleasant Street Connector             - Small Group Business
Framingham, Massachusetts 01701

Steven V. Hulslander                     Executive Vice President                 55,695(14)              *
3501 Frontage Road                       - Chief Information Officer
Tampa, Florida 33607-3599

Gary L. Raeckers                         Chief Operating Officer                  58,889(12)              *
3501 Frontage Road                       - The New England
Tampa, Florida 33607-3599

Automatic Data Processing, Inc.          --                                    1,320,000                8.8%
One ADP Boulevard
Roseland, New Jersey 07068-1728

Noel Group, Inc.                         --                                    4,275,846               28.5%
667 Madison Ave
New York, New York 10021

All Directors and Executive              --                                    3,141,016(15)           20.6%
Officers as a group (includes 20
persons)

-----------------------

*        Less than one percent.

(1) Includes 173,156 shares held by two private companies in which Mr. Murray has a pecuniary interest; Mr. Murray disclaims beneficial ownership in such shares except to the extent of his interest in the private companies. Also includes 150,000 shares held by Mr. Murray's wife, as to which shares Mr. Murray disclaims beneficial ownership; 593,803 shares held by a family limited partnership; and 45,000 shares issuable upon exercise of options that are exercisable within 60 days of March 10, 1997. Does not include the proportionate share ownership of the Company represented by 8,334 shares of Noel Group, Inc. ("Noel") common stock that are issuable upon exercise of options that are exercisable within 60 days of March 10, 1997.

(2) Includes 45,000 shares issuable upon exercise of options that are exercisable within 60 days of March 10, 1997. Does not include the proportionate share ownership of the Company represented by 442,315 shares of Noel common stock that are issuable upon exercise of options that are exercisable within 60 days of March 10, 1997 or 3,000 shares of Noel common stock held in trust for the benefit of Mr. Bennett's children, as to which Mr. Bennett disclaims beneficial ownership.

(3) Includes 4,800 shares issuable upon exercise of options that are exercisable within 60 days of March 10, 1997.

(4) Includes 2,400 shares issuable upon exercise of options that are exercisable within 60 days of March 10, 1997.

(5) Includes 4,800 shares issuable upon exercise of options that are exercisable within 60 days of March 10, 1997. Does not include the proportionate share ownership of the Company represented by 8,334 shares of

         Noel common stock that are issuable upon exercise of options that are exercisable within 60 days of March 10, 1997 and an additional 800,000 shares of Noel common stock issuable upon exercise of a warrant that is exercisable within 60 days of March 10, 1997. Does not include 4,275,846 shares held by Noel. Mr. DiMartino is Chairman of the Board of Noel, and therefore may be deemed to share voting and investment power with respect to the shares owned by Noel.

(6) Includes 74,490 shares held by Guy Corporate Partners, Inc., a company controlled by Mr. Guy, and 4,800 shares issuable upon exercise of options that are exercisable within 60 days of March 10, 1997.

(7) Includes 38,735 shares held by the Nierenberg Family 1993 Living Trust, of which Mr. Nierenberg is trustee; 100,000 shares owned by the D3 Family Fund, L.P., an investment partnership of which Mr. Nierenberg is the general partner, as well as a limited partner through his IRA and through a family trust; 7,200 shares held by four foreign investors on whose behalf Mr. Nierenberg manages investments; and 4,800 shares issuable to Mr. Nierenberg upon exercise of options that are exercisable within 60 days of March 10, 1997.

(8) Includes 4,800 shares issuable upon exercise of options that are exercisable within 60 days of March 10, 1997. Does not include the proportionate share ownership of the Company represented by 22,223 shares of Noel common stock issuable upon exercise of options that are exercisable within 60 days of March 10, 1997.

(9) Includes 20,078 shares held by a trust for the benefit of Mr. Pryor's minor children, as to which shares Mr. Pryor disclaims beneficial ownership; 20,078 shares held by Mr. Pryor's 401(k) account; and 4,800 shares issuable upon exercise of options that are exercisable within 60 days of March 10, 1997. Does not include the proportionate share ownership of the Company represented by 233,334 shares of Noel common stock that are beneficially owned by Mr. Pryor, and an additional 60,000 shares of Noel common stock issuable upon exercise of options that are exercisable within 60 days of March 10, 1997. Mr. Pryor has declined to stand for re-election to the Board of Directors of the Company at the 1997 Annual Meeting.

(10) Includes 71,500 shares held in trust for the benefit of Mr. Smith's wife, as to which shares Mr. Smith disclaims beneficial ownership; 183,420 shares held in trust for the benefit of Mr. Smith; and 4,800 shares issuable upon exercise of options that are exercisable within 60 days of March 10, 1997.

(11) Includes 2,400 shares issuable upon exercise of options that are exercisable within 60 days of March 10, 1997. Does not include the proportionate share ownership of the Company represented by 166,943 shares of Automatic Data Processing, Inc. ("ADP") common stock that are beneficially owned by Mr. Weinbach or an additional 260,000 shares of ADP common stock issuable upon exercise of options that are exercisable within 60 days of March 10, 1997. Does not include 1,320,000 shares held by ADP. Mr. Weinbach is the President and Chief Executive Officer of ADP, and therefore may be deemed to share voting and investment power with respect to the shares owned by ADP.

(12) Includes 21,000 shares issuable upon exercise of options that are exercisable within 60 days of March 10, 1997.

(13) Includes 15,000 shares issuable upon exercise of options that are exercisable within 60 days of March 10, 1997.

(14) Includes 15,500 shares issuable upon exercise of options that are exercisable within 60 days of March 10, 1997.

(15) Includes 247,900 shares issuable upon exercise of options that are exercisable within 60 days March 10, 1997.

                                   PROPOSAL 1:
                              ELECTION OF DIRECTORS

         At the Annual Meeting, 13 directors will be elected to the Board of Directors of the Company, each to hold office for the ensuing year or until his or her successor is duly elected and qualified, or until his or her earlier resignation or removal. The number of seats on the Board of Directors of the Company is currently fixed at 14. Samuel F. Pryor, IV has declined to stand for re-election to the Board, and therefore there will be one vacancy on the Board after the Annual Meeting of Stockholders. At the Annual Meeting of the Board, which will occur immediately after the Annual Meeting of Stockholders, the Board will consider a proposal to decrease the number of seats on the Board to 13.

         All current directors other than Mr. Pryor are nominees for election to the Board at the 1997 Annual Meeting. Each of these 13 nominees has consented to being named in this Proxy Statement, and has notified management that he or she intends to serve, if elected. If any of the nominees should be unable to serve as a director, the persons designated by proxies reserve full discretion to cast their votes for another person in the nominee's place. Unless authority is withheld on the attached form of proxy card, such proxy will be voted FOR the election of each of the 13 nominees to serve as a director. Proxies cannot be voted for a greater number of persons than the number of nominees. The information set forth below regarding the current directors of the Company has been furnished by the directors.

NAME AND AGE                        OCCUPATION/BACKGROUND

James K. Murray, Jr. - 61           President and Chief Executive Officer of the
                                    Company since December 1994 and a director of the Company since October 1994. Mr.
                                    Murray co-founded the predecessor to the Company (the "Predecessor Company") in 1970 with Charles H. Guy, Jr. and Trevor G.
                                    Smith, each of whom is currently a director of the Company. Mr. Murray held the position of Corporate Senior Vice President of The
                                    Dun & Bradstreet Corporation ("D&B") from
                                    March 1990 until his retirement from D&B in December 1993. Mr. Murray also served as
                                    Chairman of the Board of the Reuben H.
                                    Donnelley Corp., a publisher of telephone yellow pages, from August 1991 until December 1993. In October 1994, Mr. Murray, together with Messrs. Guy and Smith and Noel
                                    Group, Inc. ("Noel"), acquired all of the outstanding capital stock of the Predecessor
                                    Company from D&B. Mr. Murray is also a
                                    director of Noel.

William L. Bennett - 47             Chairman of the Board since December 1994
                                    and a director of the Company since August
                                    1994. Until March 1995, Mr. Bennett served as Chairman and Chief Executive Officer of
                                    Noel and continues to serve as a consultant to Noel. Previously, Mr. Bennett was
                                    Co-Chairman and Chief Executive Officer of
                                    Noel from November 1991 until July 1994. Mr.
                                    Bennett is a director of Noel; Belding
                                    Heminway Company, Inc. ("Belding Heminway"), a manufacturer and distributor of high technology threads, specialty fabrics, and buttons; Allegheny Power System, Inc., an electric utility holding company; and
                                    Sylvan, Inc., a company that produces
                                    mushroom spawn and fresh mushrooms.

NAME AND AGE                        OCCUPATION/BACKGROUND

Joseph A. Califano, Jr. - 65        Director of the Company since January 1995.
                                    Since 1992, Mr. Califano has been Chairman and President of The National Center on
                                    Addiction and Substance Abuse at Columbia
                                    University. He is a director of Authentic
                                    Fitness Corporation; Automatic Data
                                    Processing, Inc.; Chrysler Corporation;
                                    Kmart Corporation; New York/New England
                                    Telephone Companies; The Travelers, Inc.;
                                    and Warnaco Inc. Mr. Califano is a governor of New York Hospital and a trustee of New
                                    York University, The Twentieth Century Fund,
                                    The Urban Institute, and The American
                                    Ditchley Foundation. Mr. Califano is
                                    Chairman of the Board of the Institute for Social and Economic Policy in the Middle
                                    East at the Kennedy School of Government at Harvard University. He is an Adjunct
                                    Professor of Public Health (Health Policy and Management) at Columbia University's
                                    Medical School (Department of Psychiatry) and School of Public Health and a member of the Institute of Medicine of the National
                                    Academy of Sciences. Mr. Califano served as
                                    Secretary of the United States Department of
                                    Health, Education and Welfare from 1977 to
                                    1979. He is a member of the Advisory Council of the American Foundation for AIDS
                                    Research. He is the author of nine books and numerous articles.

James F. Carlin, Jr. - 57           Director of the Company since July 1996. Mr.
                                    Carlin co-founded Consolidated Group, Inc.
                                    ("Consolidated Group") in 1971 with Holyoke
                                    L. Whitney, who is also a director of the Company. Mr. Carlin served as a director of Consolidated Group from 1971 until July
                                    1996, when Consolidated Group became a
                                    wholly owned subsidiary of the Company.
                                    Since 1983, Mr. Carlin has been Chairman and
                                    Chief Executive Officer of Carlin
                                    Consolidated, Inc., a privately held
                                    investment and management firm. Mr. Carlin is a Trustee of the John Hancock group of mutual funds and a director of Uno
                                    Restaurant Corp. From September 1991 to July
                                    1992, he was the State-Appointed Receiver for the City of Chelsea, Massachusetts. He is currently Chairman of the Massachusetts
                                    Board of Higher Education.

Joseph S. DiMartino - 53            Director of the Company since March 1995.
                                    Since January 1995, Mr. DiMartino has been
                                    Chairman of the Board of approximately 168 funds in the Dreyfus Family of Mutual Funds.
                                    From 1982 until January 1995, he was
                                    President, a director and, until August
                                    1994, Chief Operating Officer of The Dreyfus
                                    Corporation, an investment advisor and
                                    manager of the Dreyfus Family of Mutual
                                    Funds. From 1982 until August 1994, Mr.
                                    DiMartino also served as Executive Vice
                                    President and a director of Dreyfus Service
                                    Corporation, a wholly owned subsidiary of the Dreyfus Corporation, which until August
                                    24, 1994 was the distributor for the Dreyfus
                                    Family of Mutual Funds. He is also Chairman of the Board of Directors of Noel and a director of The Muscular Dystrophy
                                    Association; Belding Heminway; and Staffing
                                    Resources, Inc.

John R. Gunn - 54                   Director of the Company since November 1994.
                                    Since 1982, Mr. Gunn has served in various capacities for the Memorial Sloan-Kettering
                                    Cancer Center, a medical center and research institute, and is currently its Executive
                                    Vice President and Chief Operating Officer and a member of its Board of Managers. Mr.
                                    Gunn is a director of U.S. Home Care, a home health care company, and the following not-for-profit entities: Empire Blue Cross and Blue Shield, The Greater New York
                                    Hospital Association, the Devereaux
                                    Foundation, and the Hospital Association of New York State.

NAME AND AGE                        OCCUPATION/BACKGROUND

Charles H. Guy, Jr. - 73            Director of the Company since October 1994.
                                    Since 1987, Mr. Guy has been Chairman and
                                    Chief Executive Officer of Guy Corporate
                                    Partners, Inc., a private company that
                                    invests in emerging, closely held
                                    businesses. Mr. Guy co-founded the
                                    Predecessor Company in 1970 with James K.
                                    Murray, Jr. and Trevor G. Smith and served as its Chairman from 1970 through 1986.

Nancy Kane, D.B.A. - 47             Director of the Company since November 1994.
                                    Dr. Kane is an author, lecturer, and
                                    recognized expert in managed health care.
                                    Since 1980, she has been a member of the Harvard School of Public Health faculty, where she has served in the Department of Health Policy and Management. Dr. Kane is a director of the Urban Medical Group, a non-profit medical group practice organization.

David Nierenberg - 44               Director of the Company since November 1994.
                                    Since April 1995, Mr. Nierenberg has been
                                    President of Nierenberg Investment
                                    Management Co., Inc., an investment
                                    management company. Between 1986 and 1996, Mr. Nierenberg was a general partner of Trinity Ventures, Ltd., a venture capital company focusing on investments in consumer products and specialty retail, software, financial services, and health care.

James G. Niven - 51                 Director of the Company since November 1994.
                                    In 1996, Mr. Niven joined Sotheby's, Inc. as
                                    Senior Vice President. Since 1982, he has been a general partner of Pioneer
                                    Associates, a venture capital investment company. He is also a director of Noel; The
                                    Lynton Group, Inc., a company engaged in aircraft charter and maintenance; Lincoln
                                    Snacks Company, a snack food manufacturer;
                                    The Prospect Group, Inc. ("Prospect"), a company which prior to its adoption in 1990 of a Plan of Complete Liquidation and Distribution conducted its major operations through subsidiaries acquired in leveraged buyout transactions; Tatham Offshore, Inc., an independent energy company engaged in the development, exploration, and production of offshore oil and gas reserves; and CBT
                                    Bancshares, Inc., a multi-financial holding company. Mr. Niven is also an advisory director of Houston National Bank, a commercial bank. He is a member of the Board of Managers of Memorial Sloan-Kettering
                                    Cancer Center and is a trustee of the Museum of Modern Art and the National Center for Learning Disabilities, Inc.

Samuel F. Pryor, IV - 41            Director of the Company since August 1994.
                                    Mr. Pryor has been Managing Director of Noel since November 1991. Mr. Pryor has served as President of Brazil Rail Partners, LLC, a transportation management company, since
                                    1996, and has been President and a director of Prospect since October 1991. Mr. Pryor is also a director of Illinois Central
                                    Corporation, a railroad holding company, and Belding Heminway. Mr. Pryor has declined to stand for re-election to the Board at the 1997 Annual Meeting.

Trevor G. Smith - 61                Director of the Company since October 1994.
                                    Since 1994, Mr. Smith has been President and a director of Reveley Resources, Inc., a consulting and health care investment management firm. Mr. Smith co-founded the Predecessor Company in 1970 with Charles H.
                                    Guy, Jr. and James K. Murray, Jr. Mr. Smith served as Vice Chairman of the Predecessor
                                    Company from 1978 until 1988 and as Chairman of the Board and Chief Executive Officer of the Predecessor Company from 1991 until 1993. Mr. Smith is a Chartered Life
                                    Underwriter.

NAME AND AGE                        OCCUPATION/BACKGROUND

Arthur F. Weinbach - 53             Director of the Company since February 1997.
                                    Since 1996, Mr. Weinbach has served as
                                    President and Chief Executive Officer of
                                    Automatic Data Processing, Inc. ("ADP").
                                    Previously, he served as Executive Vice
                                    President of ADP from 1992 until 1994 and as President and Chief Operating Officer of ADP from 1994 until 1996. Mr. Weinbach serves on the Board of Directors of ADP and the Board of Directors of Decision One Corporation, a computer maintenance company.

Holyoke L. Whitney - 64             Director of the Company since July 1996. Mr.
                                    Whitney co-founded Consolidated Group in
                                    April 1971 with Mr. Carlin, served as
                                    President and Chief Operating Officer of
                                    Consolidated Group during its early
                                    formative years, and served continuously as Chairman of the Board of Directors of Consolidated Group from 1971 until July
                                    1996, when Consolidated Group became a
                                    wholly owned subsidiary of the Company. Mr.
                                    Whitney is President of The Whitney Group,
                                    Ltd., where he oversees several private
                                    business ventures. Mr. Whitney is the former
                                    President of The Carroll Center for the
                                    Blind, where he served as a director for many years and was recently elected Director
                                    Emeritus.

VOTE REQUIRED FOR APPROVAL AND RECOMMENDATION

         The 13 nominees for director receiving a plurality of the votes cast at the meeting or by proxy shall be elected.

         The Board of Directors recommends that the Stockholders vote FOR the 13 nominees described above.


                   ADDITIONAL INFORMATION CONCERNING DIRECTORS

DIRECTORS' COMPENSATION

         Directors who are officers or employees of the Company receive no additional compensation for their service as members of the Board of Directors or as members of Board committees. Each director who is not an officer or employee of the Company is entitled to a quarterly retainer fee of $1,250 and an additional fee of $500 for each Board meeting and separately scheduled committee meeting attended. The Company reimburses all directors for out-of-pocket expenses, including travel expenses, related to the attendance at such meetings.

         The Compensation Committee has adopted the HealthPlan Services Corporation 1997 Directors Equity Plan (the "Directors Equity Plan") effective January 1, 1997, subject to approval by the Company's stockholders at the 1997 Annual Meeting. Pursuant to the Directors Equity Plan, each participating director will receive Common Stock of the Company as compensation for each quarter in which the director serves on the Board. The number of shares issued for each quarter will have a value equal to $2,500, to be calculated based on the fair market value of the Company's Common Stock at the end of such quarter. All non-employee directors are eligible to participate in the Plan. An eligible director may make an irrevocable election not to participate in the Plan in any year and instead receive quarterly cash retainers (currently set at $1,250). The aggregate number of shares of Common Stock available for awards under the Directors Equity Plan is 100,000, subject to specified adjustments in the event of changes in the outstanding shares of Common Stock.

         Directors who are not employees of the Company also participate in the 1995 HealthPlan Services Corporation Directors Stock Option Plan (the "Directors Option Plan"). Pursuant to the Directors Option Plan, each non-employee director automatically receives an option to purchase 12,000 shares of the Company's Common Stock, effective as of the later of (i) May 18, 1995 (the business day immediately preceding the day that the Company's securities were first offered to the public in an underwritten initial public offering), or (ii) the date of the director's election to the Board. The Directors Option Plan further provides that each non-employee director will be granted an additional option to purchase 12,000 shares of Common Stock if such director is re-elected to the Board of Directors at the Company's annual meeting of stockholders which follows such director's fourth complete year of service on the

Board. All options vest over a four-year period from the date of grant, with 20% of the options becoming exercisable on the grant date and 20% becoming exercisable on each of the next four anniversaries of the grant date. The exercise price of each option is the fair market value of the Company's Common Stock as of the grant date. The aggregate number of shares of Common Stock available for awards under the Directors Option Plan is 240,000, subject to specified adjustments in the event of changes in the outstanding shares of Common Stock.

COMMITTEES OF THE BOARD OF DIRECTORS AND MEETING ATTENDANCE

         The Board of Directors conducts its business through meetings of the Board and through its committees. In accordance with the By-laws of the Company, the Board of Directors currently has Executive, Audit, Strategic Planning, Compensation, and Regulatory Affairs Committees established as standing committees of the Board. There is no Nominating Committee of the Board. The Board of Directors held nine meetings during 1996. Each director attended at least 75 percent of the total number of meetings of the Board of Directors and the Committees on which he or she serves.

         The Executive Committee, which exercises, to the fullest extent permitted by applicable law, all of the powers and authority of the Board of Directors in the management of the business and affairs of the Company during intervals between Board meetings, is composed of James K. Murray, Jr., William
L. Bennett, Joseph S. DiMartino, and Charles H. Guy, Jr. The Executive Committee held one meeting during 1996.

         The Audit Committee, which is composed of John R. Gunn, Nancy Kane, D.B.A., James G. Niven, and Samuel F. Pryor, IV, has authority to recommend to the Board of Directors the independent public accountants to serve as auditors, reviews with the independent auditors the annual audit plan, the financial statements, the auditors' report and their evaluation and recommendations concerning the Company's internal controls, and approves the types of professional services for which the Company may retain the independent auditors. The Audit Committee held three meetings during 1996.

         The Strategic Planning Committee, which is composed of James K. Murray, Jr., William L. Bennett, Joseph S. DiMartino, John R. Gunn, Nancy Kane, D.B.A., David Nierenberg, Trevor G. Smith, and Holyoke L. Whitney, has authority to retain, at the expense of the Company, consultants and other advisors and to advise and consult directly with the Board of Directors and the officers of the Company on long-term planning matters and to recommend such actions to the Board of Directors as the Committee deems appropriate. The Strategic Planning Committee held two meetings during 1996.

         The Compensation Committee, which is composed of Joseph A. Califano, Jr., Charles H. Guy, Jr., James G. Niven, and Samuel F. Pryor, IV, has authority to exercise all of the powers and authority of the Board of Directors relating to the compensation of, and the provision of incentives for, the Company's officers, directors, management, employees, and other persons performing services on behalf of the Company, including, without limitation, matters relating to salaries, bonuses, deferred compensation, pension and profit sharing plans, stock option plans, and all other plans, agreements, or arrangements relating in any way to compensation or to the provision of incentives to persons performing such services. The Compensation Committee held four meetings during 1996.

         The Regulatory Affairs Committee, which is composed of Joseph A. Califano, Jr., James F. Carlin, Jr., David Nierenberg, James G. Niven, and Trevor G. Smith, has authority to retain, at the expense of the Company, consultants and other advisors and to advise and consult directly with the Board of Directors and the officers of the Company on regulatory matters affecting the Company, including but not limited to regulation under the insurance laws and other statutes and regulations of all 50 states, the District of Columbia, and Puerto Rico, and to recommend such action to the Board of Directors as the Committee deems appropriate. The Regulatory Affairs Committee did not meet during 1996.

         See "Certain Relationships and Related Transactions" below for additional information concerning directors.

                               EXECUTIVE OFFICERS

         The executive officers shown below currently serve in the capacities indicated. Executive officers are appointed by the Board of Directors and serve at the pleasure of the Board.

NAME AND AGE                        POSITION, PRINCIPAL OCCUPATION, AND OTHER
                                    DIRECTORSHIPS

James K. Murray, Jr. - 61           President and Chief Executive Officer of the
                                    Company since December 1994 and a director of the Company since October 1994. Mr.
                                    Murray co-founded the Predecessor Company in 1970 with Charles H. Guy, Jr. and Trevor G.
                                    Smith, each of whom is currently a director of the Company. Mr. Murray held the position of Corporate Senior Vice President of D&B from March 1990 until his retirement from D&B in December 1993. Mr. Murray also served as Chairman of the Board of the Reuben H.
                                    Donnelley Corp., a publisher of telephone yellow pages, from August 1991 until December 1993. In October 1994, Mr. Murray, together with Messrs. Guy and Smith and Noel, acquired all of the outstanding capital stock of the Predecessor Company from D&B. Mr. Murray is also a director of Noel.

William L. Bennett - 47             Chairman of the Board since December 1994
                                    and a director of the Company since August
                                    1994. Until March 1995, Mr. Bennett served as Chairman and Chief Executive Officer of
                                    Noel and continues to serve as a consultant to Noel. Previously, Mr. Bennett was
                                    Co-Chairman and Chief Executive Officer of
                                    Noel from November 1991 until July 1994. Mr.
                                    Bennett is a director of Noel; Belding
                                    Heminway, a manufacturer and distributor of high technology threads, specialty fabrics, and buttons; Allegheny Power System, Inc., an electric utility holding company; and Sylvan, Inc., a company that produces mushroom spawn and fresh mushrooms.

Richard M. Bresee - 48              Chief Operating Officer - Health Care
                                    Alliances of the Company since July 1996, and Executive Vice President - Health Care
                                    Alliances of the Company since October 1994.
                                    Mr. Bresee initially joined the Predecessor
                                    Company in November 1984 and served as
                                    Senior Vice President of Managed Care of the
                                    Predecessor Company from 1992 until
                                    September 1994.

Timothy T. Clifford - 41            Chief Operating Officer - Small Group
                                    Business of the Company since July 1996, and President and Chief Executive Officer of
                                    Consolidated Group since 1991. Consolidated
                                    Group became a wholly owned subsidiary of the Company in July 1996.

Steven V. Hulslander - 43           Executive Vice President - Chief Information
                                    Officer of the Company since October 1994.
                                    Mr. Hulslander joined the Predecessor
                                    Company in May 1984 and served as Vice
                                    President - Applied Technologies & LINX of the Predecessor Company from October 1992 until August 1993, and as Senior Vice
                                    President - Information Systems of the
                                    Predecessor Company from August 1993 until
                                    September 1994.

James K. Murray III - 34            Executive Vice President - Chief Financial
                                    Officer of the Company since October 1995.
                                    Previously, Mr. Murray was President and
                                    Chief Executive Officer and a director of Plant State Bank, a federally insured commercial bank in Hillsborough County,
                                    Florida, from 1993 to 1995, and Executive
                                    Vice President and Chief Financial Officer of Plant State Bank from 1990 until 1993.
                                    Mr. Murray is a director of Medirisk, Inc., a company engaged in the health care information business. He is a member of the American and Florida Institutes of Certified
                                    Public Accountants as well as the Georgia
                                    Society of Certified Public Accountants.

NAME AND AGE                        POSITION, PRINCIPAL OCCUPATION, AND OTHER
                                    DIRECTORSHIPS

Robert R. Parker - 64               Chief Operating Officer - Large Group
                                    Business of the Company since July 1996, and Chairman and Chief Executive Officer of
                                    Harrington Services Corporation
                                    ("Harrington") since 1986. Harrington became a wholly owned subsidiary of the Company in July 1996.

Gary L. Raeckers - 55               Chief Operating Officer - The New England of
                                    the Company since July 1996, and Executive
                                    Vice President - The New England of the
                                    Company since October 1994. Prior to that,
                                    Mr. Raeckers served the Predecessor Company as Executive Vice President from August 1993 until October 1994 and as President from April 1989 to August 1993.


                       COMPENSATION OF EXECUTIVE OFFICERS

                           SUMMARY COMPENSATION TABLE

         The following table sets forth certain information regarding compensation paid or accrued by the Company during the fiscal year ended December 31, 1996 to the Company's President and Chief Executive Officer and to each of the Company's four other most highly compensated executive officers whose salary and bonus exceeded $100,000 during such year (collectively, the "Named Officers"). The table also sets forth information regarding paid or accrued compensation to each Named Officer for the two preceding fiscal years if such individual was then employed either by the Company or the Predecessor Company.

                                           ANNUAL COMPENSATION               LONG-TERM COMPENSATION
                                           -------------------               ----------------------

                                                                          RESTRICTED         SECURITIES               ALL
       NAME AND                                                              STOCK           UNDERLYING              OTHER
  PRINCIPAL POSITION           YEAR      SALARY($)        BONUS($)       AWARD(S)($)(1)   OPTIONS/SARS(#)(2)  COMPENSATION ($)(3)
  ------------------           ----      ---------        --------       --------------   ------------------  -------------------
James K. Murray, Jr            1996      $357,693         $     --         $     --            100,000             $     --
  President and Chief          1995       250,000               --               --             50,000                   --
  Executive Officer            1994        48,077(4)        31,250(4)            --                 --                   --

Richard M. Bresee              1996       175,385               --               --             25,000                4,947
  Chief Operating Officer      1995       150,000               --               --             35,000                4,620
  --Health Care Alliances      1994       132,731(5)       149,883(5)        95,125                 --                4,926

Timothy T. Clifford            1996       102,308(6)       100,000(7)            --             75,000(6)                --
  Chief Operating Officer      1995            --               --               --                 --                   --
  --Small Group Business       1994            --               --               --                 --                   --

Steven V. Hulslander           1996       154,328               --               --             17,500                4,630
  Chief Information Officer    1995       125,000               --               --             25,000                4,069
                               1994       107,178(8)       103,891(8)        95,125                 --                3,198

Gary L. Raeckers               1996       175,385               --               --             25,000                   --
  Chief Operating Officer      1995       150,000               --               --             35,000                   --
  --The New England            1994       207,121(9)        27,750(9)        95,125                 --                1,348

--------------------

(1) Consists of the value of 37,500 shares of restricted Common Stock issued to each of Mr. Bresee, Mr. Hulslander, and Mr. Raeckers in November 1994, as adjusted for the three-for-two stock split on March 8, 1995. The restricted Common Stock vests over a four-year period, with 25% of the shares becoming vested on each anniversary of the date of issuance. The value indicated is based on the fair market value of the Common Stock as of the date of issuance (approximately $100,125, or $2.67 per share), less the amount paid by each Named Officer for his shares ($5,000). As of December 31, 1996, each of the

         Named Officers in question held 18,750 vested shares (with a value at year-end of $396,188) and 18,750 unvested shares (with a value at year-end of $396,188). Dividends on all restricted Common Stock would be paid at the same rate as paid to all holders of Common Stock. The award of restricted Common Stock is recorded in the Company's books as compensation to each of the Named Officers in accordance with the value of the vested portion of the restricted stock.

(2)      Refers to total stock options granted for the stated fiscal year.

(3) Consists of Company contributions to the Named Officers' accounts under the HealthPlan Services, Inc. Profit Participation 401(k) Plan.

(4) Consists of salary and bonus paid to Mr. Murray, Jr. by the Company for services commencing October 1, 1994. Prior to October 1, 1994, Mr. Murray, Jr. was employed by D&B, the Predecessor Company's parent, and received no compensation directly from the Predecessor Company.

(5) Consists of $102,154 in salary and $131,133 in bonus paid to Mr. Bresee by the Predecessor Company for services prior to October 1, 1994, and $30,577 in salary and $18,750 in bonus paid to Mr. Bresee by the Company for services rendered following October 1, 1994.

(6) Refers to compensation paid to Mr. Clifford after he joined the Company on July 1, 1996. Mr. Clifford's compensation is subject to an Employment and Noncompetition Agreement between Mr. Clifford and Consolidated Group (the "Clifford Employment Agreement"), as described below, under "Employment Agreement."

(7) Refers to a signing bonus paid to Mr. Clifford when he joined the Company on July 1, 1996. The Company paid this bonus in accordance with the Clifford Employment Agreement.

(8) Consists of $83,139 in salary and $88,266 in bonus paid to Mr. Hulslander by the Predecessor Company for services prior to October 1, 1994, and $24,039 in salary and $15,625 in bonus paid to Mr. Hulslander by the Company for services rendered following October 1, 1994.

(9) Consists of $178,275 in salary and $9,000 in bonus paid to Mr. Raeckers by the Predecessor Company for services rendered prior to October 1, 1994, and $28,846 in salary and $18,750 in bonus paid to Mr. Raeckers by the Company for services rendered following October 1, 1994.

                      OPTION/SAR GRANTS IN LAST FISCAL YEAR


                                         INDIVIDUAL GRANTS(1)
                      -------------------------------------------------------       POTENTIAL REALIZABLE VALUE AT ASSUMED
                                                                                  ANNUAL RATES OF STOCK PRICE APPRECIATION
                                                                                        FOR OPTION TERM (10 YEARS)(2)
                                                                                ---------------------------------------------
                                                                                        5%                      10%
                                                                                ---------------------    --------------------
                        NUMBER OF     % OF TOTAL      EXERCISE    EXPIRATION     PER        AGGREGATE     PER       AGGREGATE
                       SECURITIES    OPTIONS/SARS     OR BASE        DATE       SHARE         VALUE      SHARE        VALUE
NAME                   UNDERLYING     GRANTED TO       PRICE                    VALUE                    VALUE
                      OPTIONS/SARS   EMPLOYEES IN    ($/SHARE)
                       GRANTED (#)   FISCAL YEAR
                      -------------------------------------------------------------------------------------------------------
James K. Murray, Jr.    100,000          11.3          $16.88      10/30/06     $10.61     $1,061,000   $26.90     $2,690,000

Richard M. Bresee        25,000           2.8           16.88      10/30/06      10.61        265,250    26.90        672,500

Timothy T. Clifford      25,000           2.8           23.63      07/01/06      14.86        371,500    37.66        941,500

                         50,000           5.6           16.88      10/30/06      10.61        530,500    26.90      1,345,000

Steven V. Hulslander     17,500           1.9           16.88      10/30/06      10.61        185,675    26.90        470,750

Gary L. Raeckers         25,000           2.8           16.88      10/30/06      10.61        265,250    26.90        672,500

------------------

(1) Consists of option grants under the HealthPlan Services Corporation 1995 Incentive Equity Plan (the "Incentive Plan"). The Incentive Plan provides for the grant of stock options and related stock appreciation rights ("SARs"), as well as restricted stock, to key employees, as determined by the Compensation Committee of the Board of Directors. Options granted under the Incentive Plan may be granted either as incentive options, which qualify for certain favorable tax treatment, or as non-qualified options. The Compensation Committee has the authority to set the exercise price for options at the time of grant, except that the exercise price of an incentive option may not be less than the fair market value of the Common Stock on the grant date, and the exercise price of a non-qualified option may not be less than 50% of the fair market value of the Common Stock on the grant date. Options granted in 1996 vest over a four-year period from the date of the grant, with 20% of the options becoming vested on the grant date and 20% becoming vested on each successive anniversary of the grant date, and with the options becoming fully vested on the fourth anniversary of the effective date. SARs entitle an optionee to surrender unexercised stock options for cash or stock equal to the excess of fair market value of the surrendered shares over the option price of such shares. The Company did not grant any SARs or shares of restricted stock in 1996.

(2) The dollar gains under these columns result from calculations assuming 5% and 10% growth rates, as set by the Securities and Exchange Commission, and are not intended to forecast future price appreciation of the Common Stock of the Company. The gains reflect a future value based upon growth at these prescribed rates. The Company is not aware of any formula which will determine with reasonable accuracy a present value based on future unknown or volatile factors. Options have value to the Named Officers and to all option recipients only if the price of the Company's Common Stock advances beyond the applicable option exercise price during the effective option period.

    AGGREGATED OPTION EXERCISES DURING 1996 AND FISCAL YEAR-END OPTION VALUES

         The following table provides information related to stock options exercised by the Named Officers during 1996 and the number and value of unexercised stock options held by the Named Officers at year-end. The Company does not have any outstanding stock appreciation rights.

                                                                   NUMBER OF SECURITIES                 VALUE OF UNEXERCISED
                                                                  UNDERLYING UNEXERCISED                    IN-THE-MONEY
                                                                        OPTIONS AT                           OPTIONS AT
                                                                    FISCAL YEAR-END (#)               FISCAL YEAR-END ($)(1)
                      SHARES ACQUIRED                          -----------------------------       -------------------------------
NAME                  ON EXERCISE (#)     VALUE REALIZED($)    EXERCISABLE     UNEXERCISABLE       EXERCISABLE       UNEXERCISABLE
----                  ---------------     -----------------    -----------     -------------       -----------       -------------
James K. Murray, Jr.         -0-                  -0-            20,000            130,000           $71,300             $531,950
Richard M. Bresee            -0-                  -0-            14,000             46,000            28,520              149,030
Timothy T. Clifford          -0-                  -0-               -0-             75,000               -0-              212,500
Steven V. Hulslander         -0-                  -0-            10,000             32,500            28,520              117,155
Gary L. Raeckers             -0-                  -0-            14,000             46,000            28,520              149,030


(1) Each dollar value in these columns is calculated based on the difference between the closing price of the Company's Common Stock on December 31, 1996 ($21.13) and the exercise price of the options held by the applicable Named Officer on such date.

EMPLOYMENT AGREEMENT

         Effective July 1, 1996, the closing date of the Company's acquisition of Consolidated Group, Consolidated Group entered into an Employment and Noncompetition Agreement with Timothy T. Clifford. This agreement, which has a two-year term ending June 30, 1998, provides for Mr. Clifford's employment in the capacity of Chairman and Chief Executive Officer of Consolidated Group, or in a similar capacity, and for his performance of such duties as may be assigned to him by the Consolidated Group board of directors. The agreement entitles Mr. Clifford to an annual base salary of not less than $200,000, a one-time signing bonus of $100,000, and a bonus for 1996 of up to $125,000 if Consolidated Group met specified performance targets in 1996. The Company has not yet made a determination with respect to the amount of Mr. Clifford's 1996 bonus. The agreement also gives Mr. Clifford the right to participate in all employee benefits programs of the Consolidated Group, consistent with the terms of such programs and the Consolidated Group acquisition agreement. Pursuant to the agreement, on July 1, 1996 the Company granted Mr. Clifford an Incentive Plan option to purchase 25,000 shares of the Company's Common Stock. If Consolidated Group terminates Mr. Clifford's employment without cause or due to death or disability, or if Mr. Clifford terminates his employment due to a significant change in the terms of his employment, as defined in the agreement, then the agreement generally requires Consolidated Group to pay Mr. Clifford the greater of (i) $250,000, or (ii) the salary to be paid to Mr. Clifford during the remaining term of the agreement. In the event of a termination without cause or due to death or disability, Mr. Clifford is entitled to continuation of applicable benefit programs, subject to specified conditions. The agreement also contains a noncompetition provision that generally prohibits Mr. Clifford from engaging in any business that delivers marketing, distribution, administration, or cost containment services on behalf of health care payors, primarily to the small business marketplace.

STOCK PERFORMANCE GRAPH

         As part of the executive compensation information presented in this Proxy Statement, the Securities and Exchange Commission requires a comparison of stock performance of the Company with stock performance of (i) a broad equity index such as the Wilshire 5000 Index, and (ii) either a published industry index or a Company-constructed peer group index.

         The graph below compares the cumulative total stockholder return on the Common Stock of the Company with the cumulative total return on the Wilshire 5000 Index and the Russell 2000 Health Care Index (assuming the investment of $100 in the Company's Common Stock, the Wilshire 5000 Index, and the Russell 2000 Health Care Index on June 30, 1995).

         There can be no assurance that the Company's stock performance will continue with the same or similar trends depicted in the graph below. The Company will not make or endorse any predictions as to future stock performance.

                            Russell 2000
 Measurement Period          Health Care        HPS Common      Wilshire 5000
(Fiscal Year Covered)           Index             Stock             Index
---------------------       ------------        ----------      -------------
        6/30/95                  100               100               100
        9/29/95                  116               135               109
       12/29/95                  128               165               114
        3/29/96                  134               151               121
        6/28/96                  134               152               126
        9/30/96                  127               145               130
       12/31/96                  122               140               139

REPORT OF THE COMPENSATION COMMITTEE

         The Compensation Committee of the Board of Directors, which is composed of four outside Directors, determines the compensation of the Company's executive officers. In addition to making salary and bonus determinations, the Compensation Committee is authorized to grant stock options, stock appreciation rights, and restricted stock to the Company's executive officers under the Company's Incentive Plan. Subject to stockholder approval at the 1997 Annual Meeting, the Compensation Committee also will be authorized to grant stock options to executive officers under the Amended and Restated HealthPlan Services Corporation 1996 Employee Stock Option Plan.

  Compensation Objectives

         The philosophy underlying the Company's compensation programs is to align executive officer compensation with increases in stockholder value. A key objective is to ensure that a major portion of each executive officer's compensation is linked to significant improvements in the Company's overall performance. Another key objective is to make it possible for the Company to attract, retain, and reward executives who will lead the Company in achieving or exceeding corporate performance goals.

  Executive Compensation Programs


         The Company's executive officer compensation programs, which contain no special perquisites, consist of three principal elements: base salary, cash bonus, and incentive equity awards. The Company's objective is to emphasize incentive compensation in the form of bonuses and incentive equity awards, rather than base salary. In making compensation determinations, the Company reviews the historical compensation levels of each executive officer, evaluates the executive officer's past performance, and assesses the expected further contributions of the executive officer. With respect to base salaries, the Company considers generally available information regarding salaries prevailing in the industry, but does not utilize any particular indices.

         Total compensation for executive officers also includes long-term incentives offered by stock options, stock appreciation rights, and restricted stock awards. These equity incentives are instrumental in promoting the alignment of long-term interests between the Company's executive officers and stockholders; an executive officer realizes gains only if he or she remains with the Company for a specified length of time, and (in the case of stock options and stock appreciation rights) only if the stock price increases over the fair market value at the date of grant. In determining the amount of such incentive equity grants, the Company evaluates the job level of the executive officer, responsibilities to be assumed by the executive officer, responsibilities of the executive officer in prior years, and the size of awards made to executive officers in prior years relative to the Company's overall performance. The Company's incentive equity program has emphasized stock option grants, rather than awards of restricted stock or stock appreciation rights. The Company generally provides stock options through initial option grants at the date of hire and periodic additional grants. It has been the Company's practice to fix the exercise of stock options, which generally become exercisable in equal annual installments over a period of four years beginning on the date of grant, at 100% of the fair market value on the grant date.

         The Company also maintains incentive plans under which executive officers (including the Chief Executive Officer) may be paid cash bonuses at the end of each fiscal year. The bonuses are dependent primarily on the Company's financial performance and achievement of corporate objectives established by the Company at the start of each fiscal year.

  1996 Executive Compensation

         In connection with the Consolidated Group and Harrington acquisitions, the Board of Directors approved the base salary and bonus amounts for Timothy T. Clifford, the President and Chief Executive Officer of Consolidated Group, who joined the Company as Chief Operating Officer - Small Group Business, and the base salary for Robert R. Parker, the Chairman and Chief Executive Officer of Harrington, who joined the Company as Chief Operating Officer - Large Group Business. The Compensation Committee made all other executive officer compensation determinations for 1996. In connection with the Consolidated Group and Harrington acquisitions, effective July 1, 1996 the Compensation Committee awarded 171,000 options to 17 former Consolidated Group and Harrington employees who were joining the Company, including Mr. Clifford and Mr. Parker. On October 30,

1996, in lieu of cash bonuses for fiscal year 1996, the Compensation Committee awarded 657,500 stock options to 23 employees, including each of the Company's eight executive officers.

  1996 Chief Executive Officer Compensation

         The Chief Executive Officer's compensation is determined in accordance with the factors described above applicable to executive officers generally. For the fiscal year ended December 31, 1996, the Compensation Committee awarded the Chief Executive Officer an option to purchase 100,000 shares of Common Stock of the Company in lieu of a cash bonus. The amount of this grant reflects the senior position held by the Chief Executive Officer within the Company, the significant contributions made by the Chief Executive Officer to the Company in 1996 and those anticipated to be made by him in the future, and the strong results achieved during a period in which the senior management team was reorganized and the Company made two major acquisitions.

                                             Compensation Committee


                                             Joseph A. Califano, Jr.
                                             Charles H. Guy, Jr.
                                             James G. Niven
                                             Samuel F. Pryor, IV


COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The Compensation Committee of the Board is currently composed of four directors: Messrs. Califano, Guy, Niven, and Pryor, none of whom is or was an officer or employee of the registrant or its subsidiaries. Mr. Guy was an executive officer of the Predecessor Company until 1986. Mr. Pryor is an executive officer of Noel, and Mr. Bennett served as an executive officer of Noel until March 1995. Mr. DiMartino is Chairman of the Board of Directors of Noel, and Messrs. Bennett, Murray, Jr., and Niven are members of the Noel board. Mr. Murray, Jr. has been on the compensation committee of the Noel board since March 1995.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         William L. Bennett, who has served as a director of the Company since August 1994 and was elected Chairman of the Board of the Company in December 1994, served as Chairman and Chief Executive Officer of Noel until March 20, 1995, and continues to serve on Noel's Board of Directors and perform consulting services for Noel. James K. Murray, Jr., who has served as President and Chief Executive Officer of the Company since December 1994 and as a director of the Company since October 1994, was elected to the Board of Directors of Noel in February 1995. Joseph S. DiMartino, who has served as a director of the Company since March 1995, has been a director of Noel since October 1990 and became Chairman of the Board of Noel in March 1995. James G. Niven, who has served as a director of the Company since November 1994, has been a director of Noel since February 1991. Samuel F. Pryor, IV, who has served as a director of the Company since August 1994, has served as Managing Director of Noel since November 1991. None of the other officers or directors of the Company are affiliated with Noel.

         In December 1996, Noel, Automatic Data Processing, Inc. ("ADP"), and the Company entered into an agreement (the "ADP Agreement") pursuant to which Noel agreed to sell 1,320,000 shares of the Company's Common Stock to ADP at a purchase price of $20 per share. This transaction was completed on February 7, 1997. Upon completion of the transaction, Noel and ADP owned approximately 29% and 9%, respectively, of the Company's Common Stock. The ADP Agreement generally provides that: (i) prior to December 31, 1997, ADP may not enter into an agreement to acquire additional shares of the Company's Common Stock, unless such acquisition is approved by the Company's Board of Directors, or unless the Company entertains alternative offers; (ii) Noel may not dispose of its remaining shares of the Company's Common Stock prior to September 30, 1997 other than through a direct distribution to Noel's shareholders, subject to specified conditions; and (iii) the Company may not take any action prior to December 31, 1997 that could interfere with "pooling-of-interests" accounting. The Company also generally agreed: (i) to give ADP the opportunity to maintain its percentage ownership interest in the Company in the event that prior to December 31, 1997 the Company intends to sell any interest in its Common Stock; (ii) to grant ADP certain piggyback registration rights; and (iii) to file a shelf registration statement with respect to ADP's shares within 15 days after the date of the ADP Agreement. On April 1, 1997, the Company filed a shelf registration statement with the Securities and Exchange Commission covering the shares of the Company's Common Stock held by ADP. As required by the ADP Agreement, Arthur F. Weinbach, President and Chief Executive Officer of ADP, was elected to the Board of Directors of the Company in February 1997. In May 1996, Noel's Board of Directors adopted a plan of liquidation and dissolution, which was approved by Noel's shareholders on March 19, 1997. In connection with Noel's liquidation, on March 31, 1997 the Company filed a registration statement with the Securities and Exchange Commission covering the shares of the Company's Common Stock held by Noel.

         Effective July 1, 1996, the Company acquired all of the issued and outstanding stock of Consolidated Group for approximately $62 million in cash. In connection with this acquisition, James F. Carlin, Jr., Holyoke L. Whitney, and Timothy T. Clifford, who owned shares of Consolidated Group common stock, received approximately $5.8 million, $26.4 million, and $3.6 million, respectively, of the adjusted purchase price in exchange for their Consolidated Group shares. Messrs. Carlin and Whitney also have the right to receive a portion of any funds remaining after termination of an escrow fund established at the time of closing to cover certain pre-closing liabilities. There is $3 million in principal remaining in this escrow account. After the closing, Mr. Carlin and Mr. Whitney were elected to the Board of Directors of the Company, and Mr. Clifford was appointed Chief Operating Officer - Small Group Business of the Company.

         At the time of the Consolidated Group acquisition, Messrs. Carlin, Whitney, and Clifford purchased 10,870, 120,000, and 13,043 shares, respectively, of the Company's Common Stock at a purchase price of $23 per share. These shares were not registered under the Securities Act of 1933 at the time of issuance and were subject to subscription agreements that restricted their transfer. Pursuant to these subscription agreements, Messrs. Carlin, Whitney, and Clifford had the right to include their restricted shares in any future registration statement filed by the Company, subject to certain conditions. These restricted shares were included in the Company's Form S-3 registration statement, which became effective on February 14, 1997, as described below.

         At the closing of the Consolidated Group acquisition, Consolidated Group acquired an office and warehouse facility in Southborough, Massachusetts from The 150 Cordaville Road LLC ("Cordaville LLC"), a limited liability company. Consolidated Group had previously leased this property from Cordaville LLC. Pursuant to the agreement that governed the transfer of this property, if Consolidated Group contracts to sell the Southborough property within forty-two months after the closing date of the Consolidated Group acquisition, then the first $150,000 of the profit from such sale shall be transferred to certain former stockholders of Consolidated Group, including Messrs. Carlin and Whitney, and any profit in excess of $150,000 shall be divided equally between Consolidated Group and such former stockholders.

         Messrs. Carlin and Whitney are limited partners in Consolidated Group Service Company Limited Partnership (the "Consolidated Partnership"), and each is a shareholder and director of the Consolidated Partnership's general partner. The Consolidated Partnership owns the headquarters of the Company's Small Group Operating Unit in Framingham, Massachusetts and has leased this property to the Company's subsidiary, Consolidated Group, since 1987. Since July 1, 1996, when the Company purchased Consolidated Group, the Company has paid $129,111 per month under the terms of this lease. The Company and the Consolidated Partnership are currently negotiating the terms of a new lease agreement with respect to this property.

         Effective July 1, 1997, the Company acquired all of the issued and outstanding stock of Harrington for $32.5 million in cash and 1,400,110 shares of the Company's Common Stock. In connection with this acquisition, Robert R. Parker, who owned shares of Harrington common stock, received approximately $5.7 million cash and 269,297 shares of the Company's Common Stock in exchange for his Harrington shares.

         After the closing of the Harrington acquisition, Mr. Parker was appointed Chief Operating Officer - Large Group Business of the Company. As of the closing date, R.E. Harrington, Inc. ("R.E. Harrington"), a wholly owned subsidiary of Harrington, entered into an employment agreement with Mr. Parker. This agreement, which has a three-year term ending June 30, 1999, provides for Mr. Parker's employment in the capacity of Chairman and Chief Executive Officer of R.E. Harrington, or in a similar capacity, and for his performance of such duties as may be assigned to him by the R.E. Harrington board of directors, at an annual base salary of not less than $200,000. Pursuant to the agreement, on July 1, 1996 the Company granted Mr. Parker an Incentive Plan option to purchase 25,000 shares of the Company's Common Stock. Mr. Parker's agreement also entitles him to severance benefits in the event that his employment is terminated prior to the end of the three-year term, subject to certain conditions.

         Pursuant to the Harrington acquisition agreement (the "Harrington Agreement"), the Company agreed to use its best efforts to file a registration statement sufficient to permit the public offering and sale of the shares of the Company's Common Stock issued to the Harrington stockholders in the acquisition, with such registration statement to become effective on or before October 31, 1996. On October 30, 1996, the Company received a letter from the representative for Harrington's shareholders, including Mr. Parker, stating that the Company was in violation of the Harrington Agreement and reserving all rights under such Agreement. As of the date hereof, it is not possible for the Company to evaluate what, if any, damages might result from such notice. In November 1996, the Company filed a Form S-3 registration statement with the Securities and Exchange Commission registering the restricted shares of the Company's Common Stock held by the former Harrington and Consolidated Group shareholders. This registration statement became effective on February 14, 1997.

         Effective January 1, 1996, the Company entered into a consulting agreement with Reveley Resources, Inc. ("Reveley"). Reveley is controlled by Trevor G. Smith, a director of the Company. The Company has agreed to pay Reveley a consulting fee of $1,050 for each full day of Mr. Smith's consulting services and to reimburse Reveley for its accountable out-of-pocket expenses directly relating to Mr. Smith's services. The consulting services rendered by Mr. Smith include providing advice with respect to regulatory matters, interfacing with the Company's clients and potential clients, and interfacing with various industry organizations. This arrangement is terminable at any time by either party. In 1996, the Company paid Reveley a total of $53,500 in consulting fees and expense reimbursement under this arrangement.

         Between November 1995 and August 1996, the Company advanced a total of $114,200 to Craig H. Cassady, who was then Executive Vice President - Sales of the Company. The Company and Mr. Cassady agreed that these interest-free advances would be applied against future bonuses earned by Mr. Cassady. In October 1996, in connection with the termination of Mr. Cassady's employment with the Company, the Company extinguished all remaining debt owed by Mr. Cassady with respect to these advances.

         James K. Murray III, Executive Vice President and Chief Financial Officer of the Company, is the son of James K. Murray, Jr., the Company's President and Chief Executive Officer. There are no other family relationships among the Company's directors and officers.


                                   PROPOSAL 2:
                      APPROVAL OF THE AMENDED AND RESTATED
         HEALTHPLAN SERVICES CORPORATION 1996 EMPLOYEE STOCK OPTION PLAN

         On February 25, 1997, the Board of Directors adopted the Amended and Restated HealthPlan Services Corporation 1996 Employee Stock Option Plan (the "Amended 1996 Option Plan" or the "Amended Plan"), subject to stockholder approval. The text of the Amended 1996 Option Plan is attached as Appendix A to this Proxy Statement.

         The Amended Plan amends and restates the HealthPlan Services Corporation 1996 Employee Stock Option Plan (the "1996 Option Plan"), which was adopted by the Board of Directors on June 15, 1996. The 1996 Option Plan authorized option grants to any employee of the Company or its subsidiaries other than an officer, director, or ten percent (10%) beneficial holder of any class of the Company's Common Stock, all as defined under Section 16 of the Securities Exchange Act of 1934. Up to 500,000 shares of the Company's Common Stock were issuable under the 1996 Option Plan, and as of March 10, 1997 the Compensation Committee had granted options to purchase 305,900 shares under the Plan. The Amended Plan increases the number of shares issuable under the Plan to 1,250,000. The Amended Plan also expands the class of eligible individuals, providing that all employees of the Company or its subsidiaries may be considered for option awards. As of March 20, 1997, there were approximately 3,400 employees of the Company and its subsidiaries.

         The purpose of the Amended Plan is to advance the interests of the Company by offering employees an opportunity to increase their proprietary interest in the Company through stock option grants. The Board of Directors believes that these grants will promote the growth and profitability of the Company because each optionee will have an additional incentive to achieve the Company's objectives through participation in its success.

PRINCIPAL TERMS OF THE AMENDED 1996 OPTION PLAN

         The Amended 1996 Option Plan is administered by the Compensation Committee of the Board. The Compensation Committee has full power to select, from among the officers and other employees eligible for awards, the individuals to whom awards will be granted, to make any combination of awards to any participants, and to determine the specific terms of each award, subject to the provisions of the Amended Plan.

         The Board of Directors may terminate or amend the Amended 1996 Option Plan at any time, except that no such action may terminate awards already granted or otherwise affect the rights of any participant under an outstanding award without the participant's consent. Without stockholder approval, the Board may not amend the Amended 1996 Option Plan to (i) increase the total number of shares of stock subject to the Amended 1996 Option Plan, or (ii) change or modify the class of eligible participants. The Compensation Committee is authorized to make appropriate adjustments in connection with outstanding awards under the Amended 1996 Option Plan in the event of stock dividends, stock splits, recapitalizations, mergers, liquidations, or other changes in the Company's outstanding stock.

         The Amended 1996 Option Plan provides that options may be granted only to employees whose participation the Compensation Committee determines is in the best interest of the Company. Options may be granted either as incentive stock options (which qualify for certain favorable tax consequences) or as non-qualified stock options. No options may be granted after June 15, 2006. An optionee may not transfer his or her options other than by will or by the laws of descent and distribution.

         Subject to the provisions of the Amended Plan, the Compensation Committee establishes the terms of each option, including the number of shares issuable upon exercise, the exercise price, the term, any conditions on exercise, and the consequences of any termination of employment. In the case of an option intended to be an incentive stock option, the term of the option may not exceed ten years from the grant date. The option price, which may not be less than 100% of the fair market value per share of the Common Stock on the grant date, is payable in full upon exercise, and payment may be made in cash. At the discretion of the Committee, a participant also may pay the exercise price by delivery to the Company of shares of Common Stock (valued at their fair market value at the time of exercise), or by a combination of cash and stock.

         In the discretion of the Compensation Committee, options under the Amended 1996 Option Plan may include a "reload option." A reload option, if included in the original option, would be triggered when an optionee pays the exercise price of all or a portion of the original option by delivering shares of the Company's Common Stock. In that event, the optionee automatically would be granted an additional option to acquire the same number of shares as had been delivered to pay such exercise price. The reload option would be subject to all of the terms and conditions of the original option, except that (i) the exercise price per share would be equal to the fair market value of the Common Stock on the date the original option was exercised, and (ii) the Committee could specify additional conditions or contingencies. For example, the Committee could require that the optionee hold shares acquired upon exercise of the original option for a specified period of time.

FEDERAL INCOME TAX CONSEQUENCES

         The grant of a stock option under the Amended 1996 Option Plan generally will not result in taxable income for the recipient of the grant or in a deductible compensation expense for the Company at the time of grant. A participant will have no taxable income upon exercise of an incentive stock option (except that the alternative minimum tax may apply), and the Company will receive no deduction when an incentive stock option is exercised. Upon exercise of a non-qualified stock option, a participant will recognize ordinary income in the amount by which the fair market value of the Common Stock on the date of exercise exceeds the exercise price, and the Company generally will be entitled to a corresponding deduction. The treatment of a participant's disposition of shares of Common Stock acquired upon the exercise of an option depends on the length of time the shares have been held and on whether such shares were acquired by exercising an incentive stock option or a non-qualified stock option. Generally, there will be no tax consequences for the Company in connection with the disposition of shares acquired under an option, except that the Company may be entitled to a deduction in the case of a disposition of shares acquired upon exercise of an incentive stock option, if such disposition occurs before the applicable holding period has been satisfied.

VOTE REQUIRED FOR APPROVAL AND RECOMMENDATION

         An affirmative vote by a majority of the outstanding shares of Common Stock present at the meeting of stockholders, whether in person or by proxy, is needed for the adoption of this proposal.

         The Board of Directors believes that the Amended 1996 Option Plan is in the best interests of the Company and its stockholders and therefore recommends a vote FOR this proposal.


                                   PROPOSAL 3:
   APPROVAL OF THE HEALTHPLAN SERVICES CORPORATION 1997 DIRECTORS EQUITY PLAN

         The Compensation Committee of the Board of Directors adopted the HealthPlan Services Corporation 1997 Directors Equity Plan (the "Directors Equity Plan") effective January 1, 1997, subject to stockholder approval. The text of the Directors Equity Plan is attached as Appendix B to this Proxy Statement.

         The purpose of the Directors Equity Plan is to advance the interests of the Company by offering eligible directors an opportunity to increase their proprietary interest in the Company. The Company believes that the Plan will promote the growth and profitability of the Company by strengthening the alignment of the personal financial interests of participating directors with those of stockholders.

PRINCIPAL TERMS OF THE DIRECTORS EQUITY PLAN

         Any director who is not an employee of the Company or any of its subsidiaries may participate in the Directors Equity Plan. Assuming the election of each of the nominees for director at the 1997 Annual Meeting of Stockholders, there will be 11 directors eligible to participate. Pursuant to the Directors Equity Plan, each participating director will receive grants of Common Stock of the Company in lieu of quarterly cash retainers as compensation for his or her service on the Board. The number of shares issued for each quarter will be equal to (i) $2,500, divided by (ii) the fair market value of the Common Stock on the last business day of such quarter. An eligible director may make an irrevocable election not to participate in the Directors Equity Plan in any year, and instead receive quarterly cash retainers (currently set at $1,250). The aggregate number of shares of Common Stock available for awards under the Directors Equity Plan is 100,000, subject to specified adjustments in the event of changes in the outstanding shares of Common Stock.

         The Board of Directors may terminate or amend the Directors Equity Plan at any time, except that absent stockholder approval the Board may not amend the Directors Equity Plan to (i) increase the total number of shares of Common Stock subject to the Directors Equity Plan, or (ii) change or modify the class of eligible participants. The Compensation Committee is authorized to make appropriate adjustments in connection with outstanding awards under the Directors Equity Plan in the event of stock dividends, stock splits, recapitalizations, mergers, or other changes in the Company's outstanding stock.

FEDERAL INCOME TAX CONSEQUENCES

         The issuance of any shares of Common Stock under the Directors Equity Plan generally will result in taxable income for the recipient and a deductible compensation expense for the Company at the time of issuance. The treatment of a participating director's disposition of such shares depends on the length of time the shares have been held, but generally there will be no tax consequences for the Company in connection with such disposition.

VOTE REQUIRED FOR APPROVAL AND RECOMMENDATION

         An affirmative vote by a majority of the outstanding shares of Common Stock present at the meeting of stockholders, whether in person or by proxy, is needed for the adoption of this proposal.

         The Board of Directors believes that the Directors Equity Plan is in the best interests of the Company and its stockholders and therefore recommends a vote FOR this proposal.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended, each executive officer, director, and beneficial owner of more than ten percent of the outstanding Common Stock of the Company is required to file reports with the Securities and Exchange Commission reporting its beneficial ownership of the Company's Common Stock (i) at the time that such party becomes subject to Section 16's reporting requirements, and (ii) at the time of any changes in beneficial ownership occurring thereafter. On February 28, 1997, after the Form 5 filing deadline, Richard M. Bresee, Timothy T. Clifford, James
K. Murray, Jr., and James K. Murray III each filed a Form 5 Annual Statement of Changes in Beneficial Ownership with the Securities and Exchange Commission, and William L. Bennett, Steven V. Hulslander, Robert R. Parker, and Gary L. Raeckers amended previous Form 5 filings, to disclose options granted to such officers on October 30, 1996. Mr. Hulslander's Form 5 amendment also disclosed a discretionary transaction under the HealthPlan Services, Inc. Profit Participation 401(k) Plan. Based upon a review of reports submitted to the Company and written representations of persons known by the Company to be subject to these reporting requirements, the Company believes that all other reports due for 1996 were filed on a timely basis.


                             FORM 10-K ANNUAL REPORT

         A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1996, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE FINANCIAL STATEMENTS THERETO, MAY BE OBTAINED WITHOUT CHARGE BY ANY STOCKHOLDER UPON WRITTEN REQUEST TO THE CHIEF FINANCIAL OFFICER, HEALTHPLAN SERVICES CORPORATION, 3501 FRONTAGE ROAD, TAMPA, FLORIDA 33607.

                              INDEPENDENT AUDITORS

         Price Waterhouse LLP, independent certified public accountants, was engaged to audit the financial statements of the Company and its subsidiaries for the 1996 fiscal year and has been approved by the Board of Directors of the Company to act in such capacity for the 1997 fiscal year. A representative of Price Waterhouse LLP is expected to be present at the Annual Meeting and to be available to respond to appropriate questions. The Price Waterhouse representative also will be afforded an opportunity to make a statement at the Meeting if desired. The Board of Directors' selection of Price Waterhouse LLP as auditors will not be placed before the stockholders for ratification.


            OTHER BUSINESS WHICH MAY PROPERLY COME BEFORE THE MEETING

         The Company's management knows of no business which may come before the Annual Meeting except that indicated above. However, if any other business is brought before the Annual Meeting, the persons acting under the enclosed form of proxy may vote thereunder in accordance with their best judgment.

                         PROPOSALS FOR THE 1998 MEETING

         Stockholder proposals intended to be presented at the 1998 Annual Meeting should be sent certified mail, return receipt requested, and must be received by the Company at its principal executive offices (Attention: Corporate Secretary) by December 12, 1997 for inclusion in the proxy statement and the form of proxy relating to the 1998 Annual Meeting. Any such proposal may be made only by a party that, at the time the proposal is submitted, is the record or beneficial owner of at least 1% or $1,000 in market value of securities entitled to be voted on the proposal at the meeting, and has held such securities for at least one year, and that continues in such capacity through the 1998 Annual Meeting date.

                                             By Order of the Board of Directors,



                                             Phillip S. Dingle
                                             Corporate Secretary

                                   APPENDIX A

                              AMENDED AND RESTATED
                         HEALTHPLAN SERVICES CORPORATION
                         1996 EMPLOYEE STOCK OPTION PLAN


                                    ARTICLE I
                                   DEFINITIONS

         As used herein, the following terms have the meanings hereinafter set forth unless the context clearly indicates to the contrary:

         "Board" shall mean the Board of Directors of the Company.

         "Code" shall mean the United States Internal Revenue Code of 1986, as amended, including effective date and transition rules (whether or not codified). Any reference herein to a specific section or sections of the Code or any rules or regulations promulgated thereunder shall be deemed to include a reference to any corresponding provision of future law, rule, or regulation.

         "Committee" shall mean the Compensation Committee of the Board, or a committee of Directors appointed from time to time by the Board, having the duties and authority set forth herein in addition to any other authority granted by the Board.

         "Company" shall mean HealthPlan Services Corporation, a Delaware corporation, and any successor to it.

         "Director" shall mean a member of the Board.

         "Employee" shall mean any employee of the Company or any Subsidiary of the Company, or any Director who also serves as an Officer and whose duties as such involve a significant time commitment beyond that associated with preparation for and attendance at meetings of the Board and Committees.

         "Employer" shall mean the corporation that employs an Optionee.

         "Fair Market Value" of the Stock on any date shall mean:

         (1) the closing or last sale price on such date on the principal securities exchange on which the shares of Stock are traded or, if there is no such sale on the relevant date, then on the last previous day on which a sale was reported; or

         (2) if there is no price as specified in (1), the amount determined in good faith by the Committee based on such relevant facts, which may include opinions of independent experts, as may be available to the Committee.

         "ISO" shall mean an Option that complies with and is subject to the terms, limitations and conditions of Code Section 422 and any regulations promulgated with respect thereto.

         "1934 Act" shall mean the Securities Exchange Act of 1934, as the same may be amended from time to time.

         "Officer" shall mean a person who constitutes an officer of the Company for purposes of Section 16 of the 1934 Act, as determined by reference to such
Section 16 and the rules, regulations, judicial decisions, and interpretive or "no action" positions with respect thereto of the Securities and Exchange Commission, as the same may be in effect or set forth from time to time.

         "Option" shall mean a contractual right to purchase Stock, which right is granted pursuant to the provisions of Article VI hereof.

         "Optionee" shall mean a person to whom an Option has been granted hereunder.

         "Option Price" shall mean the price at which an Optionee may purchase a share of Stock pursuant to an Option.

         "Parent" shall mean any corporation (other than the corporation with respect to which the determination is being made) in an unbroken chain of corporations ending with the corporation with respect to which the determination is being made if, at the time of the grant (or modification) of an Option, each of the corporations other than the corporation with respect to which the determination is being made owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

         "Plan" shall mean the Amended and Restated HealthPlan Services Corporation 1996 Employee Stock Option Plan as set forth herein, as amended from time to time.

         "Purchasable" when used to describe Stock, shall refer to Stock that may be purchased by an Optionee under the terms of this Plan and the applicable Stock Option Agreement.

         "Reload Option" shall mean an Option that is granted, without further action of the Committee: (i) to an Optionee who surrenders or authorizes the withholding of shares of Stock in payment of amounts specified in paragraphs 6.7(c) or 6.7(d) hereof, (ii) for the same number of shares as is so paid, (iii) as of the date of such payment and at an Option Price equal to the Fair Market Value of the Stock on such date, and (iv) otherwise on the same terms and conditions as the Option whose exercise has occasioned such payment, subject to such contingencies, conditions or other terms as the Committee shall specify at the time such exercised Option is granted.

         "Stock" shall mean the $0.01 par value Common Stock of the Company or, in the event that the outstanding shares of such stock are hereafter changed into or exchanged for shares of a different class of stock or securities of the Company or some other corporation, such other stock or securities.

         "Stock Option Agreement" shall mean an agreement between the Company and an Optionee setting forth the terms of an Option.

         "Subsidiary" shall mean any corporation (other than the corporation with respect to which the determination is being made) in an unbroken chain of corporations beginning with the corporation with respect to which the determination is being made if, at the time of the grant (or modification) of the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.


                                   ARTICLE II
                                    THE PLAN

         2.l NAME. The Plan shall be known as the "Amended and Restated HealthPlan Services Corporation 1996 Employee Stock Option Plan."

         2.2 PURPOSE. The purpose of the Plan is to advance the interests of the Company, its shareholders, and any Subsidiary of the Company, by offering certain Employees an opportunity to acquire or increase their proprietary interests in the Company by granting such persons Options. These grants will promote the growth and profitability of the Company, and any Subsidiary of the Company, because Optionees will be provided with an additional incentive to achieve the Company's objectives through participation in its success and growth.

         2.3 EFFECTIVE DATE. The Plan shall become effective on ____________, 1997.

         2.4 TERMINATION DATE. No further Options shall be granted hereunder on or after June 15, 2006, but all Options granted prior to that time shall remain in effect in accordance with their terms.


                                   ARTICLE III
                                   ELIGIBILITY

         The persons eligible to participate in this Plan shall consist only of Employees (which may include a person who is a Director, if such person is otherwise an Employee) whose participation the Committee determines is in the best interests of the Company.


                                   ARTICLE IV
                                 ADMINISTRATION

         4.1 DUTIES AND POWERS OF THE COMMITTEE. The Plan shall be administered by the Committee. The Committee shall keep minutes of its meetings and shall make such rules and regulations for the conduct of its business as it may deem necessary. The Committee shall have the power to act by unanimous written consent in lieu of a meeting, and shall have the right to meet telephonically. In administering the Plan, the Committee's actions and determinations shall be binding on all interested parties. The Committee shall have the power to grant Options in accordance with the provisions of the Plan. Subject to the provisions of the Plan, the Committee shall have the discretion and authority to determine those individuals to whom Options will be granted, the number of shares of Stock subject to each Option, such other matters as are specified herein, and any other terms and conditions of the Stock Option Agreement applicable thereto. To the extent not inconsistent with the provisions of the Plan, the Committee shall have the authority to amend or modify an outstanding Stock Option Agreement relative to an Option, or to waive any provision thereof, provided that the Optionee consents to such action.

         4.2 INTERPRETATION; RULES. Subject to the express provisions of the Plan, the Committee also shall have complete authority to interpret the Plan, to prescribe, amend, and rescind rules and regulations relating to it, to determine the details and provisions of each Stock Option Agreement, and to make all other determinations necessary or advisable in the administration of the Plan, including, without limitation, the amending or altering of any Options granted hereunder as may be required to comply with or to conform to any federal, state, or local laws or regulations.

         4.3 NO LIABILITY. Neither any member of the Board nor any member of the Committee shall be liable to any person for any act or determination made in good faith with respect to the Plan or any Option granted hereunder.

         4.4 MAJORITY RULE. To the extent consistent with applicable law and the Certificate of Incorporation and Bylaws of the Company, a majority of the members of the Committee shall constitute a quorum, and any action taken by a majority at a meeting at which a quorum is present, or any action taken without a meeting evidenced by a writing executed by all the members of the Committee, shall constitute the action of the Committee.

         4.5 COMPANY ASSISTANCE. The Company shall supply full and timely information to the Committee on all matters relating to eligible persons, their employment, death, retirement, disability, or other termination of employment, and such other pertinent facts as the Committee may require. The Company shall furnish the Committee with such clerical and other assistance as is necessary in the performance of its duties.

                                    ARTICLE V
                         SHARES OF STOCK SUBJECT TO PLAN

         5.1 LIMITATIONS. Subject to any antidilution adjustment pursuant to the provisions of Section 5.2 hereof, the maximum number of shares of Stock that may be issued and sold hereunder shall be One Million Two Hundred Fifty Thousand (1,250,000) shares. Shares subject to an Option may be either authorized and unissued shares or shares issued and later acquired by the Company; provided, however, that shares of Stock with respect to which an Option has been exercised shall not again be available for issuance hereunder. The shares covered by any unexercised portion of an Option that has terminated for any reason may be granted again under the Plan, and such shares shall not be considered as having been optioned or issued in computing the number of shares of Stock remaining available for grant hereunder.

         5.2 ANTIDILUTION.

                  (a) In the event that the outstanding shares of Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of merger, consolidation, reorganization, recapitalization, reclassification, combination or exchange of shares, stock split or stock dividend, or in the event that any spin-off, spin-out or other distribution of assets materially affects the price of the Company's stock:

                           (i) The aggregate number and kind of shares of Stock
                  for which Options may be granted hereunder shall be adjusted proportionately by the Committee; and

                           (ii) The rights of Optionees (concerning the number
                  of shares subject to Options and the Option Price) under outstanding Options shall be adjusted proportionately by the Committee.

                  (b) If the Company shall be a party to any reorganization in which it does not survive, involving merger, consolidation, or acquisition of the stock or substantially all the assets of the Company, the Committee, in its discretion, may:

                           (i) declare that all Options granted under the Plan
                  shall become exercisable immediately notwithstanding the provisions of the respective Stock Option Agreements regarding exercisability or vesting, and that all such Options shall terminate 30 days after the Committee gives written notice of the immediate right to exercise all such Options and of the decision to terminate all Options not exercised within such 30-day period; or

                           (ii) notify all Optionees that all Options granted
                  under the Plan shall be assumed by the successor corporation or substituted with Options issued by such successor corporation.

                  (c) If the Company is to be liquidated or dissolved in connection with a reorganization described in paragraph 5.2(b), the provisions of such paragraph shall apply. In all other instances, the adoption of a plan of dissolution or liquidation of the Company shall cause every Option outstanding under the Plan to terminate to the extent not exercised prior to the adoption of the plan of dissolution or liquidation by the stockholders, provided that the Committee in its discretion may declare all Options granted under the Plan to be exercisable at any time on or before the fifth business day following such adoption notwithstanding the provisions of the respective Stock Option Agreements regarding exercisability. The Committee's actions under this provision and the Optionee's exercise of Options under this provision shall be subject, however, to the limitations set forth in
         Article VI hereof.

                  (d) The adjustments described in paragraphs (a) through (c) of this Section 5.2, and the manner of their application, shall be determined solely by the Committee, and any such adjustment may provide for the elimination of fractional share interests. The adjustments required under this Article V shall apply to any successors of the Company and shall be made regardless of the number or type of successive events requiring such adjustments.


                                   ARTICLE VI
                                     OPTIONS

         6.1 TYPES OF OPTIONS GRANTED. Within the limitations provided herein, Options may be granted to one Employee at one or several times or to different Employees at the same time or at different times, in either case under different terms and conditions, as long as the terms and conditions of each Option are consistent with the provisions of the Plan. Without limiting the foregoing, Options may be granted subject to conditions based on the financial performance of the Company or any other factor the Committee deems relevant.

         6.2 OPTION GRANT AND AGREEMENT. Each Option granted or modified hereunder shall be evidenced (a) by either minutes of a meeting or a written consent of the Committee, and (b) by a written Stock Option Agreement executed by the Company and the Optionee. The terms of the Option, including the Option's duration, time or times of exercise, exercise price, whether the Option is intended to be an ISO, and whether the Option is to be accompanied by the right to receive a Reload Option, shall be stated in the Stock Option Agreement. Separate Stock Option Agreements shall be used for Options intended to be ISO's and those not so intended.

         6.3 OPTIONEE LIMITATIONS. The Committee shall not grant an ISO to any person who, at the time the ISO would be granted:

                  (a) is not an Employee; or

                  (b) owns or is considered to own stock possessing more than 10% of the total combined voting power of all classes of stock of the Employer, or any Parent or Subsidiary of the Employer; provided, however, that this limitation shall not apply if at the time an ISO is granted the Option Price is at least 110% of the Fair Market Value of the Stock subject to such Option and such Option by its terms would not be exercisable after the expiration of five years from the date on which the Option is granted. For the purpose of this paragraph (b), a person shall be considered to own (i) the stock owned, directly or indirectly, by or for his brothers and sisters (whether by the whole or half blood), spouse, ancestors and lineal descendants, (ii) the stock owned, directly or indirectly, by or for a corporation, partnership, estate, or trust in proportion to such person's stock interest, partnership interest or beneficial interest therein, and (iii) the stock which such person may purchase under any outstanding options of the Employer or of any Parent or Subsidiary of the Employer.

         6.4 $100,000 LIMITATION. Except as provided below, the Committee shall not grant an ISO to, or modify the exercise provisions of outstanding ISO's held by, any person who, at the time the ISO is granted (or modified), would thereby receive or hold any incentive stock options (as described in Code section 422) of the Employer and any Parent or Subsidiary of the Employer, such that the aggregate Fair Market Value (determined as of the respective dates of grant or modification of each option) of the stock with respect to which such incentive stock options are exercisable for the first time during any calendar year is in excess of $100,000; provided, that the foregoing restriction on modification of outstanding ISO's shall not preclude the Committee from modifying an outstanding ISO if, as a result of such modification and with the consent of the Optionee, such Option no longer constitutes an ISO; and provided that, if the $100,000 limitation described in this Section 6.3 is exceeded, an Option that otherwise qualifies as an ISO shall be treated as an ISO up to the limitation and the excess shall be treated as an Option not qualifying as an ISO. The preceding sentence shall be applied by taking options intended to be ISO's into account in the order in which they were granted.

         6.5 OPTION PRICE. The Option Price under each Option shall be determined by the Committee; provided however, that the Option Price shall not be less than the Fair Market Value of the Stock on the date that the Option is granted (or, in the case of an option that is subsequently modified, on the date of such modification).

         6.6 EXERCISE PERIOD. The period for the exercise of each Option granted hereunder shall be determined by the Committee, but the Stock Option Agreement with respect to each Option intended to be an ISO shall provide that such Option shall not be exercisable after the expiration of ten years from the date of grant (or modification) of the Option. In addition, no option granted to an Employee who is also an Officer or Director shall be exercisable prior to the expiration of six months from the date such option is granted, other than in the case of the death or disability of such Employee.

         6.7 OPTION EXERCISE

                  (a) Unless otherwise provided in the applicable Stock Option Agreement, an Option may be exercised at any time or from time to time during the term of the Option as to any or all whole shares that have become Purchasable under the provisions of the Option, but not at any time as to less than 100 shares unless the remaining shares that have become so Purchasable are less than 100 shares. The Committee shall have the authority to prescribe in any Stock Option Agreement that the Option may be exercised only in accordance with a vesting schedule during the term of the Option.

                  (b) An Option shall be exercised by (i) delivery to the Treasurer of the Company at its principal office of written notice of exercise with respect to a specified number of shares of Stock, and
         (ii) payment to the Company at that office of the full amount of the Option Price for such number of shares.

                  (c) The Option Price shall be paid in full upon the exercise of the Option; provided, however, that the Committee may provide in a Stock Option Agreement that, in lieu of cash, all or any portion of the Option Price may be paid by tendering to the Company shares of Stock duly endorsed for transfer and owned by the Optionee, to be credited against the Option Price at the Fair Market Value of such shares on the date of exercise (however, no fractional shares may be so transferred, and the Company shall not be obligated to make any cash payments in consideration of any excess of the aggregate Fair Market Value of shares transferred over the aggregate option price).

                  (d) In addition to and at the time of payment of the Option Price, the Optionee shall pay to the Company in cash the full amount of any federal, state, or local income, employment, or other taxes required to be withheld from the income of such Optionee as a result of such exercise; provided, however, that in the discretion of the Committee any Stock Option Agreement may provide that all or any portion of such tax obligations, together with additional taxes not exceeding the actual additional taxes to be owed by the Optionee as a result of such exercise, may, upon the irrevocable election of the Optionee, be paid by tendering to the Company whole shares of Stock duly endorsed for transfer and owned by the Optionee, or by authorization to the Company to withhold shares of Stock otherwise issuable upon exercise of the Option, in either case in that number of shares having a Fair Market Value on the date of exercise equal to the amount of such taxes thereby being paid, and subject to such restrictions as to the approval and timing of any such election as the Committee may from time to time determine to be necessary or appropriate to satisfy the conditions of the exemption set forth in Rule 16b-3 under the 1934 Act.

                  (e) The holder of an Option shall not have any of the rights of a stockholder with respect to the shares of Stock subject to the Option until such shares have been issued and transferred to him upon the exercise of the Option.

         6.8 NONTRANSFERABILITY OF OPTION. No Option or any rights therein shall be transferable by an Optionee otherwise than by will or the laws of descent and distribution. During the lifetime of an Optionee, an Option granted to that Optionee shall be exercisable only by such Optionee (or by such Optionee's guardian or other legal representative, should one be appointed).

         6.9 TERMINATION OF EMPLOYMENT. The Committee shall have the power to specify, with respect to the Options granted to any particular Optionee, the effect upon such Optionee's right to exercise an Option of the termination of such Optionee's employment under various circumstances, including but not limited to the death or disability of the employee, which effect may include immediate or deferred termination of such Optionee's rights under an Option, or acceleration of the date at which an Option may be exercised in full.

         6.10 EMPLOYMENT RIGHTS. Options granted under the Plan shall not be affected by any change of employment so long as the Optionee continues to be an Employee. Nothing in the Plan or in any Stock Option Agreement shall confer on any person any right to continue in the employ of the Company or any Subsidiary of the Company, or shall interfere in any way with the right of the Company or any such Subsidiary to terminate such person's employment at any time.

         6.11 CERTAIN SUCCESSOR OPTIONS. To the extent not inconsistent with the terms, limitations, and conditions of Code Section 422, and any regulations promulgated with respect thereto, an option issued in respect of an Option held by an Employee to acquire stock of any entity acquired, by merger or otherwise, by the Company (or any Subsidiary of the Company) may contain terms that differ from those stated in this Article VI, but solely to the extent necessary to preserve for any such Employee the rights and benefits contained in such predecessor option, or to satisfy the requirements of Code Section 425(a).


                                   ARTICLE VII
                           CONDITIONS TO ISSUING STOCK

         The Company shall not be required to issue or deliver any shares of Stock purchased upon the full or partial exercise of any Option granted hereunder until all of the following conditions are fulfilled:

                  (a) The admission of such shares to listing on all stock exchanges on which the Stock is then listed;

                  (b) The completion of any registration or other qualification of such shares that the Company shall determine to be necessary or advisable under any federal or state law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body, or the Company's determination that an exemption is available from such registration or qualification;

                  (c) The obtaining of any approval or other clearance from any federal or state governmental agency that the Company shall determine to be necessary or advisable; and

                  (d) The lapse of such reasonable period of time following exercise as shall be appropriate for reasons of administrative convenience.

         Unless the shares of Stock covered by the Plan shall be the subject of an effective registration statement under the Securities Act of 1933, as amended, stock certificates issued and delivered to Optionees shall bear such restrictive legends as the Company shall deem necessary or advisable pursuant to applicable federal and state securities laws.


                                  ARTICLE VIII
                 TERMINATION, AMENDMENT AND MODIFICATION OF PLAN

         The Board may at any time: (i) cause the Committee to cease granting Options, (ii) terminate the Plan, or (iii) in any respect amend or modify the Plan; provided, however, that the Board (unless its actions are approved or ratified by the stockholders of the Company within twelve months of the date the Board amends the Plan) may not amend the Plan to increase the number of shares of stock subject to the Plan beyond the amount previously approved or ratified by the shareholders, or to change or modify the class of persons that may participate in the Plan.

         No termination, amendment or modification of the Plan shall adversely affect the rights of an Optionee under any outstanding Option without the consent of the Optionee or his or her legal representative.


                                   ARTICLE IX
                                  MISCELLANEOUS

         9.1 REPLACEMENT GRANTS. At the sole discretion of the Committee, an Optionee may be given an election to surrender an Option in exchange for a new Option.

         9.2 FORFEITURE FOR COMPETITION. If an Optionee provides services to a person or entity that the Committee reasonably determines to be a competitor of the Company or any of its Subsidiaries, whether as an employee, officer, director, independent contractor, consultant, agent or otherwise, such services being of a nature that can reasonably be expected to involve the skills and experience used or developed by the Optionee while an Employee, then that Optionee's rights under any Options outstanding hereunder shall be forfeited and terminated, subject to a determination to the contrary by the Committee.

         9.3 PLAN BINDING ON SUCCESSORS. The Plan shall be binding upon the successors of the Company.

         9.4 GENDER. Whenever used herein, the masculine pronoun shall include the feminine gender.

         9.5 HEADINGS NO PART OF PLAN. Headings of Articles and Sections hereof are inserted for convenience and reference, and do not constitute a part of the Plan.

                                   APPENDIX B

                         HEALTHPLAN SERVICES CORPORATION
                           1997 DIRECTORS EQUITY PLAN

     (Adopted by the Compensation Committee of the Board of Directors as of
                January 1, 1997, subject to stockholder approval)


                                    ARTICLE I
                                   DEFINITIONS

         As used herein, the following terms have the meanings hereinafter set forth unless the context clearly indicates to the contrary:

         "Board" shall mean the Board of Directors of the Company.

         "Business Day" shall mean (i) any day on which the principal securities exchange or national market on which the shares of Stock are traded is open; or
(ii) if the shares of Stock are not traded on an exchange, then any day other than a Saturday, Sunday, or Company holiday.

         "Committee" shall mean the Compensation Committee of the Board, or a committee of Directors appointed from time to time by the Board, having the duties and authority set forth herein in addition to any other authority granted by the Board.

         "Company" shall mean HealthPlan Services Corporation, a Delaware corporation, and any successor to it.

         "Director" shall mean a member of the Board.

         "Eligible Director" shall mean a Director who is eligible to participate in the Plan pursuant to Article III of the Plan.

         "Employee" shall mean any employee of the Company or any Subsidiary of the Company, or any Director who also serves as an Officer and whose duties as such involve a significant time commitment beyond that associated with preparation for and attendance at meetings of the Board and Committees.

         "Fair Market Value" of the Stock on any date shall mean:

         (1) the closing or last sale price on such date on the principal securities exchange on which the shares of Stock are traded or, if there is no such sale on the relevant date, then on the last previous day on which a sale was reported; or

         (2) if there is no price as specified in (1), the amount determined in good faith by the Committee based on such relevant facts, which may include opinions of independent experts, as may be available to the Committee.

         "Participating Director" shall mean, with respect to any fiscal year, any Eligible Director other than an Eligible Director who has elected not to participate in the Plan in accordance with the terms of Section 5.1 of the Plan.

         "Plan" shall mean the HealthPlan Services Corporation 1997 Directors Equity Plan as set forth herein, as amended from time to time.

         "Quarterly Retainer" shall mean the cash amount paid to each Director who is not a Participating Director as compensation for his or her service on the Board during any fiscal quarter, which amount shall be determined by the Board or an appropriate committee of the Board.

         "Restricted Stock Agreement" shall mean an agreement between the Company and a Participating Director entered into pursuant to Section 6.1 below.

         "Stock" shall mean the $0.01 par value Common Stock of the Company or, in the event that the outstanding shares of such Stock are hereafter changed into or exchanged for shares of a different class of stock or securities of the Company or some other corporation, such other stock or securities.

         "Subsidiary" shall mean any corporation (other than the corporation with respect to which the determination is being made) in an unbroken chain of corporations beginning with the corporation with respect to which the determination is being made if, at the time of the grant (or modification) of the Stock, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.


                                   ARTICLE II
                                    THE PLAN

         2.l NAME. The Plan shall be known as the "HealthPlan Services Corporation 1997 Directors Equity Plan."

         2.2 PURPOSE. The purpose of the Plan is to advance the interests of the Company and its stockholders by offering each Eligible Director the opportunity to increase his or her proprietary interest in the Company.

         2.3 EFFECTIVE DATE. The Plan shall become effective on January 1, 1997, subject to approval of the stockholders of the Company.

         2.4 DUTIES AND POWERS OF THE COMMITTEE. The Plan shall be administered by the Committee. To the extent not inconsistent with the provisions of the Plan, the Committee shall have the authority to amend or modify an outstanding Restricted Stock Agreement, or to waive any provision thereof, provided that the affected Director consents to such action. Subject to the express provisions of the Plan, the Committee also shall have complete authority to interpret the Plan, to prescribe, amend, and rescind rules and regulations relating to it, to determine the details and provisions of each Restricted Stock Agreement, and to make all other determinations necessary or advisable in the administration of the Plan, including, without limitation, the amending or altering of any Restricted Stock Agreement entered into hereunder as may be required to comply with or to conform to any federal, state, or local laws or regulations. No member of the Board or the Committee shall be liable for any action taken or determination made in good faith with respect to the Plan.


                                   ARTICLE III
                                   ELIGIBILITY

         Each Director who is not any Employee shall be eligible to participate in the Plan. Participation shall continue for so long as the Director continues to serve on the Board.

                                   ARTICLE IV
                         SHARES OF STOCK SUBJECT TO PLAN

         4.1 LIMITATIONS. Subject to any antidilution adjustment pursuant to the provisions of Section 4.2 hereof, the maximum number of shares of Stock that may be issued and sold hereunder shall be 100,000 shares.

         4.2 ANTIDILUTION.

                  (a) In the event that the outstanding shares of Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of merger, consolidation, reorganization, recapitalization, reclassification, combination or exchange of shares, stock split or stock dividend, or in the event that any spin-off, spin-out or other distribution of assets materially affects the price of the Company's stock, the aggregate number and kind of shares of Stock which may be granted hereunder shall be adjusted proportionately by the Committee; and

                  (b) The adjustments described in paragraph (a) of this Section 4.2, and the manner of their application, shall be determined solely by the Committee, and any such adjustment may provide for the elimination of fractional share interests. The adjustments required under this
         Article IV shall apply to any successors of the Company and shall be made regardless of the number or type of successive events requiring such adjustments.


                                    ARTICLE V
                               ISSUANCE OF SHARES

         5.1 ISSUANCE OF SHARES. For each fiscal quarter, the Company shall issue shares of Stock to each Participating Director who served as a Director at any time during such quarter. The number of shares issued to each Participating Director pursuant to the previous sentence shall equal: (i) $2,500; divided by
(ii) the Fair Market Value of the Stock on last Business Day of such quarter; provided, however, that no fractional shares shall be issued pursuant to the Plan. Whenever a fractional share would otherwise be required to be issued, the number of shares issuable shall be rounded up to the nearest whole number.

         5.2 IRREVOCABLE ELECTION. An Eligible Director may make an irrevocable election not to participate in the Plan for any fiscal year. The Director shall make such election prior to his or her receipt of any Stock under the Plan for such year. Each Eligible Director who elects not to participate shall receive Quarterly Retainers as compensation for such Director's service on the Board during such year.

         5.3 WITHHOLDING TAXES. Whenever the Company is required to issue shares of Stock under the Plan to a Participating Director, such Participating Director shall remit to the Company an amount sufficient to satisfy any federal, state, or local withholding tax liability prior to the delivery of any certificate or certificates for such shares. Notwithstanding the foregoing, at the option of the Company and to the extent permitted by applicable law, including regulations promulgated under the Securities Exchange Act of 1934, such federal, state, or local withholding tax liability may be satisfied prior to the delivery of any certificate or certificates for the shares by an adjustment, equal in value to such liability, in the number of shares to be transferred to the applicable Participating Director.


                                   ARTICLE VI
                              RESTRICTIONS ON STOCK

         6.1 RESTRICTED STOCK AGREEMENTS. Each issuance of Stock hereunder shall be evidenced by a written Restricted Stock Agreement executed by the Company and the applicable Participating Director.

         6.2 RESTRICTIONS ON TRANSFER. Unless the shares of Stock covered by the Plan are the subject of an effective registration statement under the Securities Act of 1933, as amended, stock certificates issued and delivered to Participating Directors shall bear such restrictive legends as the Company shall deem necessary or advisable pursuant to applicable federal and state securities laws. In addition to any other restrictions contained in the Plan or in the applicable Restricted Stock Agreement, no share of Stock issued pursuant to the Plan shall be transferable by the applicable Participating Director during the first six months after issuance of such share, other than by the laws of descent or distribution.


                                   ARTICLE VII
                 TERMINATION, AMENDMENT AND MODIFICATION OF PLAN

         The Board may at any time: (i) terminate the Plan; or (ii) in any respect amend or modify the Plan; provided, however, that the Board (unless its actions are approved or ratified by the stockholders of the Company within twelve months of the date the Board amends the Plan) may not amend the Plan to increase the number of shares of stock subject to the Plan beyond the amount previously approved or ratified by the stockholders, or to change or modify the class of persons that may participate in the Plan.


                                  ARTICLE VIII
                                  MISCELLANEOUS

         8.1 PLAN BINDING ON SUCCESSORS. The Plan shall be binding upon the successors to the Company.

         8.2 GENDER. Whenever used herein, the masculine pronoun shall include the feminine gender.

         8.3 HEADINGS NOT PART OF PLAN. Headings of Articles and Sections hereof are inserted for convenience and reference, and do not constitute a part of the Plan.

         8.4 TERM. The term of this Plan shall commence on January 1, 1997, subject to approval by the stockholders of the Company, and shall continue in effect until the tenth anniversary of such stockholder approval.

                                                                       APPENDIX

                        HEALTHPLAN SERVICES CORPORATION

   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF HEALTHPLAN
                     SERVICES CORPORATION (THE "COMPANY").

    The undersigned hereby constitutes and appoints James K. Murray, Jr. and William L. Bennett, or either of them (each a "Designee"), attorneys, agents, and proxies with power of substitution to vote all of the shares of the Company that the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at The Centre Club, 123 South Westshore Boulevard, Tampa, Florida 33609, on Tuesday, May 6, 1997 at 11:00 a.m. local time, and any adjournment thereof. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" ALL OF THE NOMINEES SET FORTH BELOW FOR ELECTION AS DIRECTORS AND "FOR" EACH OF THE ADDITIONAL PROPOSALS. IN THEIR DISCRETION THE PARTIES ARE ALSO AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING, INCLUDING THE ELECTION OF ANY PERSON TO THE BOARD OF DIRECTORS WHERE A NOMINEE NAMED IN THE PROXY STATEMENT IS UNABLE TO SERVE FOR GOOD CAUSE OR WILL NOT SERVE.

Please mark your votes as indicated in this example.  [X]

PROPOSAL 1:  ELECTION OF DIRECTORS

[ ] FOR all nominees listed below                [ ] WITHHOLD AUTHORITY to vote for all
  (except as otherwise marked below)               nominees listed below

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name below)

James K. Murray, Jr.      Joseph S. DiMartino       Nancy Kane, D.B.A.        Trevor G. Smith
William L. Bennett        John R. Gunn              David Nierenberg          Arthur F. Weinbach
Joseph A. Califano, Jr.   Charles H. Guy, Jr.       James G. Niven            Holyoke L. Whitney
James F. Carlin, Jr.

                               (See Reverse Side)



PROPOSAL 2: APPROVAL OF AMENDED AND RESTATED HEALTHPLAN SERVICES CORPORATION 1996 EMPLOYEE STOCK OPTION PLAN

          [ ]  FOR            [ ]  AGAINST            [ ]  ABSTAIN

PROPOSAL 3: APPROVAL OF HEALTHPLAN SERVICES CORPORATION 1997 DIRECTORS EQUITY
PLAN

          [ ]  FOR            [ ]  AGAINST            [ ]  ABSTAIN

Change of Address _____________________________________________________________

_______________________________________________________________________________

                                           The undersigned acknowledges receipt
                                       of the Notice of the Annual Meeting of
                                       Stockholders and the Proxy Statement
                                       dated April 11, 1997 and ratifies all
                                       that the proxies or either of them or
                                       their substitutes may lawfully do or
                                       cause to be done by virtue hereof and
                                       revokes all former proxies.

                                              Dated: ___________________ , 1997

                                              Signature:_______________________

                                              _________________________________

NOTE: Please sign exactly as your name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. Please return the signed card in the enclosed envelope, or send to HealthPlan Services Corporation, Attention: Corporate
             Secretary, P.O. Box 30098, Tampa, Florida 33630-3098.